UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08189

J.P. Morgan Fleming Mutual Fund Group, Inc.

 (Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

 (Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  June 30

Date of reporting period: July 1, 2009 through December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).
Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

Six months ended December 31, 2009 (Unaudited)

JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Value Advantage Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Growth Advantage Fund	2
JPMorgan Mid Cap Equity Fund	4
JPMorgan Mid Cap Growth Fund	7
JPMorgan Mid Cap Value Fund	10
JPMorgan Multi-Cap Market Neutral Fund	13
JPMorgan Value Advantage Fund	16
Schedules of Portfolio Investments	19
Financial Statements	50
Financial Highlights	66
Notes to Financial Statements	78
Schedule of Shareholder Expenses	89
Board Approval of Investment Advisory Agreements	92

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 15, 2010 (Unaudited)

Dear Shareholder:

We’ve certainly come a long way from the negative and confusing environment that we faced earlier this year, when the global financial system was in the midst of an unprecedented crisis, stock markets worldwide were crashing, and the U.S. economy was in the midst of its worst recession since World War II. In fact, as we close on the last quarter of 2009, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.

“In fact, as we close on the last quarter of 2009, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.”

While this is welcomed, we, like you, are aware of how far we still have to go to return to “normal” in terms of the economy and markets. Pent-up demand — combined with monetary and fiscal stimulus — may have ignited the recovery, but the recovery will need job growth to sustain itself. While we do expect job growth to eventually materialize, the economy remains vulnerable to a relapse on the road to recovery. Therefore, it makes sense to maintain a diversified portfolio — one that can benefit from a recovery maturing into a full-fledged expansion, while still providing some protection from any potential retreat from that path.

Equity markets continue to rally

A strong second quarter stock market rally helped propel the equity markets out of negative territory for the year. This rally continued throughout the second half of the year. The Standard & Poor’s 500 Index returned 22.6% for the 6-month period ended December 31, 2009.

From an equity style perspective, mid cap companies surged ahead of their small and large cap counterparts for the 6-month period (27.8%, according to the Russell Midcap Index, compared to 23.1% and 23.9%, as measured by the Russell 1000 and the Russell 2000 Indexes, respectively). Among large cap stocks, growth and value fared similarly; the Russell 1000 Growth Index returned 23.0% for the 6-month period, compared to 23.2% for the Russell 1000 Value Index. In the mid and small cap sectors, value companies performed ahead of growth, with the Russell Midcap Value returning 30.1% and the Midcap Growth returning 25.5% for the period. In the small cap segment, the Russell 2000 Value Index returned 27.2%, while the Russell 2000 Growth Index returned 20.8%.

Overseas stocks, particularly emerging markets, overcame a rough start to the year to turn in an equally impressive comeback over the six-month period. The MSCI Emerging Markets Index returned 31.4% (gross) for the period, while the MSCI EAFE Index returned 22.2% (gross) for the same period.

Investors continue to seek higher risk, higher yields

Investors continued to flee to mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains. Treasury markets, however, declined as investors retreated from the “flight to safety” that they took in 2008. In this environment, the Barclays Capital U.S. Aggregate Index returned a modest 4.0% for the 6-month period. Meanwhile, the Barclays Capital High Yield Index returned 21.3% for the six-month period, and the Barclays Capital Emerging Markets Index returned 14.0%. Yields on longer term Treasuries continued to climb. Yields on the benchmark 10-year Treasury jumped from 3.5% six months ago to 3.9% as of the end of this reporting period. Yields on the 30-year benchmark were 4.6%, compared to 4.3% six months ago, and yields on the two-year note remained unchanged at 1.1%.

Manage risks on the road to recovery

Both the Federal Reserve and the Federal Government have taken unprecedented steps to aid the economy. Although the effectiveness of these measures will be debated for years to come, the economy appears to be improving, whether due to government stimulus or not. Less controversial, however, are the eventual negative side effects of these actions. In the long run, the debt incurred by the Federal Government to stimulate the economy should result in both higher taxes and higher long-term interest rates. While the New Year may bring investors some new investing opportunities, it’s also important to safeguard portfolios against potential risks by maintaining a balanced approach including a diverse array of fixed income and alternative asset classes.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy and prosperous new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   1

JPMorgan Growth Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	October 29, 1999
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$786,410
Primary Benchmark	Russell 3000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth Advantage Fund, which seeks to provide long-term capital growth,* returned 22.45%** (Class A Shares, no sales charge) for the six months ended December 31, 2009, compared to the 22.85% return for the Russell 3000 Growth Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meantime, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter — its first increase since the second quarter of 2008. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The market recovery provided investors with solid returns during the period, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930s. Because of the Fund’s momentum bias and quality bias — both of which were facing headwinds during much of the last six months — the Fund slightly underperformed against the Index.

In terms of sectors, healthcare, utilities and producer durables were the biggest detractors to Fund performance. Among specific stocks that detracted was Leap Wireless International, Inc. The company, which operates wireless networks through a subsidiary, Cricket Communications, was negatively impacted by growing competition within the pre-paid wireless market. Illumina Inc., a biotechnology firm that designs and develops analytical tools for use in genetic research, was hurt by delays related to the disbursement of funds from the federal government’s economic stimulus plan, a slowdown in basic research and weaker sales due to manufacturing problems.

On the positive side, stock selection in the consumer discretionary, energy and technology sectors positively contributed to performance. One consumer discretionary company that benefited results was the clothing retailer J. Crew Group. The company posted improving profit margins, driven by a good product mix and better inventory management. Concho Resources Inc., which produces oil and natural gas, benefited from strong oil prices while a weak U.S. natural gas price lowered their service costs.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund utilized a bottom-up approach to construct the Fund’s portfolio, basing stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process was designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. The Fund, which can invest in small, mid and large cap stocks, is now finding more attractive companies in the large cap arena, on both a valuation and fundamental basis, particularly in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Apple, Inc.	4.4%
2.	Microsoft Corp.	4.4
3.	Google, Inc., Class A	4.3
4.	Cisco Systems, Inc.	2.6
5.	Merck & Co., Inc.	2.6
6.	UnitedHealth Group, Inc.	2.4
7.	Hewlett-Packard Co.	2.3
8.	Coca-Cola Co. (The)	1.9
9.	MasterCard, Inc., Class A	1.9
10.	Amdocs Ltd., (United Kingdom)	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	37.0%
Consumer Discretionary	17.8
Health Care	14.8
Industrials	10.6
Financials	8.4
Energy	5.1
Consumer Staples	3.9
Materials	1.6
Short-Term Investment	0.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		22.45%	36.62%	4.64%	(6.35)%
With Sales Charge*		15.94	29.50	3.51	(6.85)
CLASS B SHARES	10/29/99
Without CDSC		22.14	35.69	3.97	(6.87)
With CDSC**		17.14	30.69	3.62	(6.87)
CLASS C SHARES	5/1/06
Without CDSC		22.10	35.89	4.00	(6.96)
With CDSC***		21.10	34.89	4.00	(6.96)
CLASS R5 SHARES	1/8/09	22.77	37.10	4.87	(6.24)
SELECT CLASS SHARES	5/1/06	22.60	36.91	4.84	(6.26)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A and Class B Shares before March 23, 2001 is based on the performance of the Class A and Class B Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to December 3, 2001. The predecessor’s Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to June 30, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   3

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$347,212
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Equity Fund, which seeks long-term capital growth,* returned 24.88%** (Select Class Shares) for the six months ended December 31, 2009. This compares to the 27.76% return for the Russell Midcap Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter of 2009 — its first increase since the second quarter of 2008.

For the six-month period, U.S. mid-cap equities provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

Although the Fund generated a strong absolute return during the reporting period, it lagged the Index. This was partially the result of stock selection in the financials and materials sectors, which more than offset the positive impact from stock selection in the utilities and consumer discretionary sectors.

In terms of individual stocks, the Fund’s position in regional bank, Synovus Financial Corp., was a detractor from performance. It generated poor results given larger than expected credit losses in its construction loan portfolio. As a result, we subsequently eliminated the stock from the portfolio. Another detractor from performance was the Fund’s lack of exposure to a number of highly cyclical materials companies that generated strong performance during the reporting period. For example, the Fund did not own International Paper Co., a stock that rallied sharply during the period in anticipation of a global economic rebound. The Fund’s position in wireless telephone service company Leap Wireless International, Inc. also hurt results. The company reported disappointing earnings during the period due to the rising costs associated with acquiring new subscribers and increased competition from pre-paid wireless providers. We sold the stock given our deteriorating earnings outlook for the company.

Examples of stocks that positively contributed to the Fund’s results were Energen Corp., Nordstrom, Inc. and Precision Castparts Corp. Energen is a natural gas exploration and production company. It also has a natural gas utility business, servicing customers in Alabama. Given the strong demand for natural gas, the company was able to boost its production levels. In addition, despite the challenging economic environment, Energen continued to generate a steady stream of cash flows from its utility. Upscale fashion retailer Nordstom’s shares rebounded during the period as it experienced increased consumer traffic in its stores, improving sales trends and rising margins. In addition, we believe the company did a good job at managing its expenses. Industrial company Precision Castparts is a manufacturer of complex metal components that are typically used in the aerospace and power generation industries. We feel its share price rose given expectations for higher demand for its products.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth while also looking to identify undervalued mid cap companies with the potential to grow their intrinsic value per share.

4   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Precision Castparts Corp.	1.4%
2.	Amphenol Corp., Class A	1.4
3.	Tyco Electronics Ltd. (Switzerland)	1.1
4.	Amdocs Ltd. (United Kingdom)	1.1
5.	Roper Industries, Inc.	1.0
6.	Cognizant Technology Solutions Corp., Class A	1.0
7.	T. Rowe Price Group, Inc.	1.0
8.	Old Republic International Corp.	0.9
9.	Cincinnati Financial Corp.	0.9
10.	Williams Cos., Inc. (The)	0.9

PORTFOLIO COMPOSITION BY SECTOR***

Consumer Discretionary	18.9%
Financials	16.8
Information Technology	16.7
Industrials	13.0
Health Care	9.6
Utilities	6.5
Energy	5.7
Materials	4.1
Consumer Staples	3.6
Telecommunication Services	1.9
Short-Term Investment	3.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		24.81%	34.10%	2.54%	5.50%
With Sales Charge*		18.27	27.04	1.44	4.93
CLASS C SHARES	11/2/09
Without CDSC		24.69	33.97	2.52	5.49
With CDSC**		23.69	32.97	2.52	5.49
SELECT CLASS SHARES	1/1/97	24.88	34.18	2.55	5.51

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date were based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, and the Lipper Mid-Cap Core Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

6   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$1,396,528
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Mid Cap Growth Fund, which seeks growth of capital and secondarily, current income by investing primarily in equity securities,* returned 25.82%** (Select Class Shares) for the six months ended December 31, 2009, compared to the 25.45% return for the Russell Midcap Growth Index (the “Index”) for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meantime, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter — its first increase since the second quarter of 2008. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The market recovery provided investors with solid returns during the period, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930’s. The Fund was able to slightly outperform the Index, due to favorable stock selection as the low quality rally, which dominated the year, abated in the fourth quarter.

Among the sectors that contributed to performance were consumer discretionary and materials and processing. A specific example of a company that contributed to the Fund’s performance was Marvell Technology Group Ltd., a semiconductor company. Marvell Technology Group Ltd. benefited from strong demand for its controller chips used in storage devices. It also improved its product mix and embarked on a successful cost-cutting campaign. Another meaningful contributor was Amdocs Ltd., a provider of software services for the communications, media and entertainment industries. Shares of Amdocs moved higher as it experienced stabilization in its discretionary business, combined with strong recurring revenues.

Sectors that detracted from the Fund’s performance during the six-month period included healthcare and financial services. Among specific stocks that detracted from the Fund’s performance was Leap Wireless International, Inc. The company, which operates wireless networks through a subsidiary, Cricket Communications, was negatively impacted by growing competition within the pre-paid wireless market. Illumina Inc., a biotechnology firm that designs and develops analytical tools for use in genetic research, was hurt by delays related to the disbursement of funds from the federal government’s economic stimulus plan, a slowdown in basic research and weaker sales due to manufacturing problems.

Q:	HOW WAS THE PORTFOLIO MANAGED?
A:	The Fund employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis. We attempted to maintain sector diversification in the Fund by avoiding large allocations that were contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Amdocs Ltd. (United Kingdom)	2.3%
2.	Cognizant Technology Solutions Corp., Class A	1.9
3.	Marvell Technology Group Ltd. (Bermuda)	1.8
4.	UnitedHealth Group, Inc.	1.7
5.	Amphenol Corp., Class A	1.6
6.	Precision Castparts Corp.	1.5
7.	NetApp, Inc.	1.4
8.	Southwestern Energy Co.	1.3
9.	Express Scripts, Inc.	1.3
10.	Equinix, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	27.4%
Consumer Discretionary	19.8
Industrials	17.9
Health Care	13.6
Financials	9.9
Energy	5.7
Materials	2.3
Consumer Staples	1.2
Telecommunication Services	1.0
Short-Term Investment	1.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

8   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		25.68%	42.93%	2.83%	2.06%
With Sales Charge*		19.06	35.38	1.73	1.51
CLASS B SHARES	1/14/94
Without CDSC		25.28	42.05	2.19	1.48
With CDSC**		20.28	37.05	1.82	1.48
CLASS C SHARES	11/4/97
Without CDSC		25.28	42.03	2.19	1.36
With CDSC***		24.28	41.03	2.19	1.36
CLASS R2 SHARES	6/19/09	25.48	42.57	2.66	1.87
SELECT CLASS SHARES	3/2/89	25.82	43.24	3.09	2.32

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$5,187,545
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation,* returned 24.94%** (Institutional Class Shares) for the six months ended December 31, 2009. This compares to the 30.05% return for the Russell Midcap Value Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter of 2009 — its first increase since the second quarter of 2008.

For the six-month period, U.S. mid-cap equities provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

Although the Fund generated a strong absolute return during the reporting period, it lagged its benchmark. This was partially the result of stock selection in the financials and materials sectors, which more than offset the positive impact from stock selection in the utilities and information technology sectors.

In terms of individual stocks, the Fund’s position in regional bank, Synovus Financial Corp., was a detractor from performance. It generated poor results, given larger than expected credit losses in its construction loan portfolio. As a result, we eliminated the stock from the portfolio during the reporting period. Another detractor was the Fund’s lack of exposure to a number of highly cyclical materials companies which generated strong performance during the reporting period. For example, the Fund did not own International Paper Co., a stock that rallied sharply during the period in anticipation of a global economic rebound. The Fund’s overweight position in Burger King Holdings, Inc. was also a detriment to performance. Its stock lagged the Index as it experienced same-store sales declines and continues to lose market share to McDonald’s. We felt prudent to remove the stock from the portfolio and use proceeds to invest in higher conviction names.

An example of a stock that positively contributed to the Fund’s results included an overweight position in CMS Energy Corp., an electric utility headquartered in Michigan. The company benefited from the restructuring it has instituted in recent years, which included the sale of most of its unregulated assets. The company now more closely resembles a regulated utility resulting in increased earnings visibility. This has resulted in the consistent generation of free cash flow, which allowed CMS Energy to increase its dividend in early 2009. In addition, CMS Energy has increased its capital investments in renewable forms of energy, such as wind and solar.

Another meaningful contributor to the Fund’s performance was its position in Amphenol Corp. The company manufactures electrical, electronic and fiber optic connectors, coaxial and flat-ribbon cable. With the economy rebounding, we believe its share price moved higher given expectations for stronger demand for its products from its diversified customer base. These include mobile communications, automotive, aerospace and medical-related companies. Elsewhere, in the healthcare sectors, Lincare Holdings, Inc. was strong performer for the Fund. Among its services, Lincare provides respiratory care to patients in their home. While concerns exist that healthcare reform may lead to significant Medicare cuts for respiratory services, Lincare stands to gain market share as marginal players exit the business.

Q:	HOW WAS THE FUND MANAGED?

A:	The cornerstone of our investment philosophy is the belief that companies possessing the ability to consistently generate free cash flow and effectively allocate capital to generate growth in value per share will maximize the probability of providing consistent returns for the Fund and lower levels of volatility over the long term. We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our purpose is to discover those companies offering the greatest potential against their current market value. Many companies may be considered cheap, and our research process helps us eliminate those that do not possess the characteristics of a sound, long-term business and identify those we believe are underrated or overlooked by the market.

10   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Old Republic International Corp.	1.9%
2.	Cincinnati Financial Corp.	1.9
3.	Williams Cos., Inc. (The)	1.9
4.	American Electric Power Co., Inc.	1.8
5.	Republic Services, Inc.	1.8
6.	M&T Bank Corp.	1.7
7.	Safeway, Inc.	1.7
8.	Energen Corp.	1.7
9.	Becton, Dickinson & Co.	1.7
10.	Lincare Holdings, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Financials	24.5%
Consumer Discretionary	18.4
Utilities	13.2
Industrials	8.4
Information Technology	6.5
Consumer Staples	6.1
Materials	6.0
Health Care	5.9
Energy	5.9
Telecommunication Services	2.9
Short-Term Investment	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		24.54%	26.05%	1.83%	10.05%
With Sales Charge*		18.03	19.44	0.74	9.46
CLASS B SHARES	4/30/01
Without CDSC		24.31	25.49	1.32	9.53
With CDSC**		19.31	20.49	0.94	9.53
CLASS C SHARES	4/30/01
Without CDSC		24.23	25.46	1.32	9.52
With CDSC***		23.23	24.46	1.32	9.52
CLASS R2 SHARES	11/3/08	24.37	25.75	1.77	10.02
INSTITUTIONAL CLASS SHARES	11/13/97	24.94	26.75	2.34	10.54
SELECT CLASS SHARES	10/31/01	24.67	26.33	2.08	10.31

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class A, Class B, Class C and Select Class Shares prior to their inception dates are based on the performance of Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Class Shares would have been lower than shown because Class A, Class B, Class C and Select Class Shares have higher expenses than Institutional Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares from April 30, 2001 to December 31, 2008 and Institutional Class Shares prior to April 30, 2001. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. The Fund’s Lipper Index changed to the Lipper Mid-Cap Core Funds Index because Lipper recategorized the Fund. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	May 23, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$638,097
Primary Benchmark	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”), which seeks long-term capital preservation and growth by using strategies designed to produce returns that have no correlation with general domestic market performance,* returned –1.56%**(Select Class Shares) for the six months ended December 31, 2009. This compares to the 0.11% return for the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meantime, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter, its first increase since the second quarter of 2008. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The Fund underperformed the Index during the reporting period. Stock selection remained the primary source of returns for the Fund, as we continued to neutralize macro and sector influences on performance. The overall stock-selection process uses a quantitative, bottom-up approach, which looks at stocks from a valuation standpoint (how a stock is priced relative to its intrinsic value) and from a fundamentals standpoint (how healthy a company’s short- term operating trends are judged to be). This quantitative investment environment proved to be difficult over the six-month period. However, we believe that over the long-term, such an approach can help diversify a client’s overall investment portfolio.

The Fund, which attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks considered to be attractive and ‘short selling’ stocks considered to be unattractive, categorizes its universe of stocks into five so-called “supersectors” and twenty sectors within the supersectors. Of the Fund’s five supersector categories, healthcare and financials produced positive returns during the six-month period, contributing the most to performance. However, their contribution was negated by the performance of industrials and technology. The fundamental metrics for both of those sectors were quite poor, and were the main drivers of the Fund’s overall negative return.

Q:	HOW WAS THE FUND MANAGED?

A:	We ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. We owned more than 350 positions each on the long and short sides of the Fund during the period. Our disciplined investment process involves assessing and applying approximately equal emphasis to the valuation of each stock within its respective sector in the portfolio utilizing a quantitative model, with the help of several factors. On a long-term basis, this quantitative approach of using valuation factors and fundamentals factors in creating long and short portfolios is designed in an effort to generate a positive spread return (net return) between the long and short portfolios across all the sectors. The Fund was well diversified and sector-neutral. In essence, we sought to go long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. We continued to pursue our objective of long-term capital preservation and growth by using strategies designed to produce returns that have no correlation with general domestic market performance. We looked to generate returns above the Index over the long-term investment horizon.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO***

1.	Unit Corp.	0.5%
2.	Gannett Co., Inc.	0.5
3.	Bucyrus International, Inc.	0.5
4.	Computer Sciences Corp.	0.5
5.	Amedisys, Inc.	0.5
6.	STEC, Inc.	0.4
7.	Forest Laboratories, Inc.	0.4
8.	Avnet, Inc.	0.4
9.	World Fuel Services Corp.	0.4
10.	Harris Corp.	0.4

TOP TEN EQUITY SHORT HOLDINGS OF THE PORTFOLIO****

1.	EQT Corp.	0.5%
2.	United Therapeutics Corp.	0.5
3.	Continental Airlines, Inc., Class B	0.5
4.	Kansas City Southern	0.5
5.	Sotheby’s	0.5
6.	Cleco Corp.	0.5
7.	Spectra Energy Corp.	0.5
8.	Weyerhaeuser Co.	0.5
9.	Northeast Utilities	0.5
10.	Dril-Quip, Inc.	0.4

PORTFOLIO COMPOSITION BY SECTOR LONG POSITIONS***

Information Technology	18.0%
Consumer Discretionary	17.2
Industrials	14.1
Health Care	11.3
Financials	9.3
Energy	7.0
Materials	6.3
Utilities	5.8
Consumer Staples	4.7
Telecommunication Services	1.4
Short-Term Investment	4.9

PORTFOLIO COMPOSITION BY SECTOR SHORT POSITIONS****

Industrials	18.0%
Information Technology	15.5
Consumer Discretionary	13.2
Financials	12.1
Health Care	11.5
Energy	7.5
Materials	7.3
Utilities	7.1
Consumer Staples	6.0
Telecommunication Services	1.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of December 31, 2009. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of December 31, 2009. The Fund’s composition is subject to change.

14   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(1.67)%	(0.30)%	1.58%	2.22%
With Sales Charge*		(6.86)	(5.55)	0.50	1.39
CLASS B SHARES	5/23/03
Without CDSC		(2.10)	(1.01)	0.83	1.46
With CDSC**		(7.10)	(6.01)	0.44	1.46
CLASS C SHARES	5/23/03
Without CDSC		(2.10)	(1.11)	0.82	1.45
With CDSC***		(3.10)	(2.11)	0.82	1.45
SELECT CLASS SHARES	5/23/03	(1.56)	0.00	1.83	2.47

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net assets value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   15

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2005
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$447,961
Primary Benchmark	Russell 3000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Value Advantage Fund, which seeks to provide long-term total return from a combination of income and capital gains,* returned 28.77%** (Class A Shares, no sales charge) for the six months ended December 31, 2009. This compares to the 23.53% for the Russell 3000 Value Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter of 2009 — its first increase since the second quarter of 2008.

For the six-month period, U.S. equity markets provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The Fund generated a strong absolute return during the reporting period and outperformed the Index. This was partially the result of favorable stock selection in the consumer discretionary and energy sectors. These positives more than offset the negative impact from stock selection in financials, as well as stock selection and an underweight in the strong performing information technology sector.

Examples of stocks that positively contributed to the Fund’s results were A. H. Belo Corp., Enterprise Group Holdings LP and J.M. Smucker’s. A. H. Belo Corp. owns and operates four daily newspapers, including The Dallas Morning News. Its stock price had fallen sharply as subscriber rates and advertising revenue declined. Despite these negatives, we found the stock to be attractively valued, especially given A. H. Belo’s lack of debt on its balance sheet. As the economy stabilized and expanded, its stock price rallied sharply. Enterprise Group Holdings LP is an energy company that provides a wide range of services to producers and consumers of natural gas and crude oil. More specifically, its operations include the processing, transportation and storage of natural gas and oil. Its stock performed well as volumes increased during the reporting period. J.M. Smucker’s Company owns a wide range of well-known food brands, including various jams and jellies, Crisco, Pillsbury and Dunkin’ Donuts. In 2008, Smucker’s purchased Folger’s coffee from Procter & Gamble. Since that time, Folger’s market share has increased, which we believe has been one of the catalysts driving Smucker’s strong results.

Examples of stocks that detracted from the Fund’s performance during the reporting were Synovus Financial Corp., QUALCOMM Inc. and United Community Bank. Regional Bank, Synovus Financial Corp. generated poor results given larger than expected credit losses in its construction loan portfolio. QUALCOMM Inc. is a wireless telecommunications research and development company. It is also the designer and supplier of Code Division Multiple Access (CDMA) chipsets, system software, network base stations, handsets, modems and other products. While the share price of this high quality company rose during the reporting period, it lagged the Index as lower quality stocks, in general, generated better returns during the reporting period. United Community Bank is a regional bank headquartered in Georgia. The company’s stock was pressured as it posted a third quarter loss that was greater than expected. In addition, sentiment for the company appeared to wane as a regulatory investigation by the FDIC required United Community Bank to raise additional capital. While this announcement raised our concern, the FDIC assisted acquisition of a failed Georgia bank in June led us to believe these actions were most likely cautionary in nature.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed a bottom-up approach to stock selection. We look to identify undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with durable business models deemed capable of generating significant free cash flow. All potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

16   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Wells Fargo & Co.	3.5%
2.	Loews Corp.	3.3
3.	Devon Energy Corp.	2.6
4.	Berkshire Hathaway, Inc., Class A	2.4
5.	Teekay Corp. (Canada)	2.4
6.	ONEOK, Inc.	2.0
7.	Williams Cos., Inc. (The)	2.0
8.	JM Smucker Co. (The)	1.9
9.	Telephone & Data Systems, Inc.	1.8
10.	Old Republic International Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	35.7%
Energy	14.0
Consumer Discretionary	13.7
Health Care	9.2
Utilities	5.9
Consumer Staples	5.8
Telecommunication Services	4.1
Industrials	4.0
Investment Company	1.8
Information Technology	1.7
Materials	1.0
Short-Term Investment	3.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2009. The Fund’s composition is subject to change.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   17

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		28.77%	35.07%	(3.72)%	3.30%
With Sales Charge*		21.96	28.02	(5.43)	2.16
CLASS C SHARES	2/28/05
Without CDSC		28.48	34.31	(4.20)	2.79
With CDSC**		27.48	33.31	(4.20)	2.79
INSTITUTIONAL CLASS SHARES	2/28/05	29.19	35.87	(3.18)	3.73
SELECT CLASS SHARES	2/28/05	28.96	35.36	(3.45)	3.58

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2009. The Fund has changed the class used in the graph from Class C to Class A because Class A is now the Fund’s largest class and both classes commenced operations at the same time. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.7%
	Consumer Discretionary — 17.7%
	Auto Components — 1.0%
445	Gentex Corp. (c)	7,934
	Automobiles — 0.7%
211	Harley-Davidson, Inc. (c)	5,317
	Diversified Consumer Services — 1.7%
315	Education Management Corp. (a) (c)	6,929
284	Lincoln Educational Services Corp. (a)	6,144
		13,073
	Hotels, Restaurants & Leisure — 3.8%
348	Cheesecake Factory, Inc. (The) (a) (c)	7,504
188	Penn National Gaming, Inc. (a)	5,099
371	Royal Caribbean Cruises Ltd. (a) (c)	9,369
206	Starwood Hotels & Resorts Worldwide, Inc. (c)	7,526
		29,498
	Internet & Catalog Retail — 1.7%
100	Amazon.com, Inc. (a) (c)	13,506
	Media — 1.5%
362	Walt Disney Co. (The)	11,658
	Multiline Retail — 1.8%
148	Kohl’s Corp. (a) (c)	7,976
169	Nordstrom, Inc. (c)	6,363
		14,339
	Specialty Retail — 4.6%
181	DSW, Inc., Class A (a)	4,682
172	J Crew Group, Inc. (a) (c)	7,686
141	Sherwin-Williams Co. (The) (c)	8,693
327	Staples, Inc. (c)	8,036
349	Williams-Sonoma, Inc. (c)	7,244
		36,341
	Textiles, Apparel & Luxury Goods — 0.9%
99	V.F. Corp.	7,236
	Total Consumer Discretionary	138,902
	Consumer Staples — 3.9%
	Beverages — 1.9%
257	Coca-Cola Co. (The)	14,620
	Food & Staples Retailing — 2.0%
124	Costco Wholesale Corp.	7,331
236	Walgreen Co.	8,648
		15,979
	Total Consumer Staples	30,599
	Energy — 5.1%
	Energy Equipment & Services — 1.0%
184	Cameron International Corp. (a)	7,707
	Oil, Gas & Consumable Fuels — 4.1%
66	Apache Corp.	6,840
152	Concho Resources, Inc. (a)	6,825
97	Noble Energy, Inc. (c)	6,887
240	Southwestern Energy Co. (a)	11,568
		32,120
	Total Energy	39,827
	Financials — 8.3%
	Capital Markets — 4.0%
34	BlackRock, Inc. (c)	7,872
64	Goldman Sachs Group, Inc. (The)	10,721
383	Och-Ziff Capital Management Group LLC, Class A	5,264
150	T. Rowe Price Group, Inc. (c)	7,971
		31,828
	Commercial Banks — 2.7%
233	BB&T Corp. (c)	5,911
222	U.S. Bancorp	5,000
385	Wells Fargo & Co.	10,402
		21,313
	Diversified Financial Services — 0.7%
175	MSCI, Inc., Class A (a)	5,555
	Insurance — 0.9%
134	ACE Ltd., (Switzerland) (a)	6,754
	Total Financials	65,450
	Health Care — 14.7%
	Biotechnology — 2.1%
105	Alexion Pharmaceuticals, Inc. (a)	5,141
209	Celgene Corp. (a) (c)	11,648
		16,789
	Health Care Equipment & Supplies — 1.3%
338	Insulet Corp. (a) (c)	4,824
189	Thoratec Corp. (a) (c)	5,077
		9,901
	Health Care Providers & Services — 5.9%
235	Emeritus Corp. (a) (c)	4,397
126	Express Scripts, Inc. (a)	10,875
120	McKesson Corp.	7,506
230	Psychiatric Solutions, Inc. (a) (c)	4,864
618	UnitedHealth Group, Inc.	18,825
		46,467

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   19

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Technology — 0.8%
295	MedAssets, Inc. (a) (c)	6,249
	Life Sciences Tools & Services — 0.7%
488	Bruker Corp. (a)	5,890
	Pharmaceuticals — 3.9%
561	Merck & Co., Inc.	20,503
181	Teva Pharmaceutical Industries Ltd., (Israel), ADR	10,140
		30,643
	Total Health Care	115,939
	Industrials — 10.6%
	Aerospace & Defense — 1.8%
115	HEICO Corp. (c)	5,094
82	Precision Castparts Corp. (c)	9,098
		14,192
	Building Products — 1.3%
163	Lennox International, Inc.	6,367
187	Trex Co., Inc. (a) (c)	3,659
		10,026
	Commercial Services & Supplies — 1.5%
78	Stericycle, Inc. (a) (c)	4,320
232	Waste Connections, Inc. (a)	7,736
		12,056
	Construction & Engineering — 0.9%
249	Aecom Technology Corp. (a)	6,848
	Electrical Equipment — 1.4%
25	First Solar, Inc. (a) (c)	3,344
140	Roper Industries, Inc. (c)	7,348
		10,692
	Machinery — 0.7%
138	Wabtec Corp. (c)	5,636
	Road & Rail — 1.9%
151	Canadian National Railway Co., (Canada)	8,219
184	Landstar System, Inc.	7,130
		15,349
	Trading Companies & Distributors — 1.1%
86	W.W. Grainger, Inc. (c)	8,279
	Total Industrials	83,078
	Information Technology — 36.8%
	Communications Equipment — 4.2%
861	Cisco Systems, Inc. (a)	20,617
261	QUALCOMM, Inc.	12,060
		32,677
	Computers & Peripherals — 8.5%
163	Apple, Inc. (a)	34,275
417	Dell, Inc. (a)	5,990
342	Hewlett-Packard Co.	17,591
271	NetApp, Inc. (a) (c)	9,316
		67,172
	Electronic Equipment, Instruments & Components — 1.1%
190	Amphenol Corp., Class A	8,751
	Internet Software & Services — 5.3%
75	Equinix, Inc. (a) (c)	7,940
54	Google, Inc., Class A (a) (c)	33,479
		41,419
	IT Services — 7.7%
119	Alliance Data Systems Corp. (a) (c)	7,680
486	Amdocs Ltd., (United Kingdom) (a)	13,863
252	Cognizant Technology Solutions Corp., Class A (a)	11,429
141	Hewitt Associates, Inc., Class A (a)	5,975
56	MasterCard, Inc., Class A (c)	14,437
396	Western Union Co. (The)	7,463
		60,847
	Semiconductors & Semiconductor Equipment — 4.3%
247	Broadcom Corp., Class A (a)	7,780
505	Intel Corp.	10,294
162	Lam Research Corp. (a) (c)	6,356
453	Marvell Technology Group Ltd., (Bermuda) (a) (c)	9,402
		33,832
	Software — 5.7%
141	Blackboard, Inc. (a) (c)	6,396
1,117	Microsoft Corp.	34,042
182	Taleo Corp., Class A (a)	4,271
		44,709
	Total Information Technology	289,407
	Materials — 1.6%
	Containers & Packaging — 0.8%
118	Greif, Inc., Class A	6,353
	Metals & Mining — 0.8%
79	Freeport-McMoRan Copper & Gold, Inc. (a)	6,359
	Total Materials	12,712
	Total Common Stocks (Cost $622,839)	775,914

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.8%
	Investment Company — 0.8%
6,492	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $6,492)	6,492
Investment of Cash Collateral for Securities on Loan — 28.2%
	Investment Company — 28.2%
221,599	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $221,599)	221,599
	Total Investments — 127.7% (Cost $850,930)	1,004,005
	Liabilities in Excess of Other Assets — (27.7)%	(217,595)
	NET ASSETS — 100.0%	$786,410

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   21

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.3%
	Consumer Discretionary — 18.8%
	Auto Components — 0.9%
110	Gentex Corp. (c)	1,964
45	WABCO Holdings, Inc.	1,158
		3,122
	Automobiles — 0.4%
47	Harley-Davidson, Inc. (c)	1,189
	Distributors — 0.5%
48	Genuine Parts Co.	1,810
	Diversified Consumer Services — 1.1%
93	Education Management Corp. (a) (c)	2,051
78	H&R Block, Inc.	1,757
		3,808
	Hotels, Restaurants & Leisure — 2.5%
8	Chipotle Mexican Grill, Inc. (a)	723
39	Darden Restaurants, Inc.	1,367
39	Marriott International, Inc., Class A	1,060
42	Penn National Gaming, Inc. (a) (c)	1,139
81	Royal Caribbean Cruises Ltd. (a) (c)	2,050
52	Starwood Hotels & Resorts Worldwide, Inc. (c)	1,887
17	Yum! Brands, Inc.	594
		8,820
	Household Durables — 1.0%
60	Fortune Brands, Inc.	2,583
33	Jarden Corp.	1,008
		3,591
	Internet & Catalog Retail — 0.8%
12	Amazon.com, Inc. (a) (c)	1,628
42	Expedia, Inc. (a)	1,082
		2,710
	Media — 2.7%
53	Cablevision Systems Corp., Class A	1,379
94	Clear Channel Outdoor Holdings, Inc., Class A (a)	980
43	Discovery Communications, Inc., Class A (a)	1,313
59	Lamar Advertising Co., Class A (a)	1,822
22	Omnicom Group, Inc.	869
33	Scripps Networks Interactive, Inc., Class A	1,374
3	Washington Post Co. (The), Class B	1,519
		9,256
	Multiline Retail — 1.0%
16	Dollar General Corp. (a)	354
23	Kohl’s Corp. (a) (c)	1,262
45	Nordstrom, Inc. (c)	1,676
		3,292
	Specialty Retail — 6.8%
49	AutoNation, Inc. (a)	933
10	AutoZone, Inc. (a)	1,565
79	Bed Bath & Beyond, Inc. (a)	3,056
52	CarMax, Inc. (a) (c)	1,266
91	Chico’s FAS, Inc. (a) (c)	1,271
72	Dick’s Sporting Goods, Inc. (a) (c)	1,801
125	Gap, Inc. (The)	2,617
38	J Crew Group, Inc. (a) (c)	1,678
41	Sherwin-Williams Co. (The) (c)	2,540
103	Staples, Inc. (c)	2,520
35	Tiffany & Co.	1,492
41	TJX Cos., Inc.	1,488
67	Williams-Sonoma, Inc. (c)	1,400
		23,627
	Textiles, Apparel & Luxury Goods — 1.1%
23	Phillips-Van Heusen Corp.	944
41	V.F. Corp.	2,981
		3,925
	Total Consumer Discretionary	65,150
	Consumer Staples — 3.6%
	Beverages — 0.3%
19	Brown-Forman Corp., Class B	1,028
	Food & Staples Retailing — 1.0%
138	Safeway, Inc.	2,938
24	Whole Foods Market, Inc. (a)	656
		3,594
	Food Products — 0.9%
42	JM Smucker Co. (The)	2,575
10	McCormick & Co., Inc. (Non-Voting)	347
		2,922
	Household Products — 0.7%
19	Clorox Co.	1,171
19	Energizer Holdings, Inc. (a)	1,164
		2,335
	Personal Products — 0.4%
46	Avon Products, Inc.	1,452
	Tobacco — 0.3%
14	Lorillard, Inc.	1,099
	Total Consumer Staples	12,430

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Energy — 5.7%
	Energy Equipment & Services — 0.9%
44	Cameron International Corp. (a)	1,854
20	Oceaneering International, Inc. (a) (c)	1,195
		3,049
	Oil, Gas & Consumable Fuels — 4.8%
40	Cabot Oil & Gas Corp.	1,741
90	CVR Energy, Inc. (a)	617
35	Devon Energy Corp.	2,595
64	Forest Oil Corp. (a) (c)	1,434
40	Kinder Morgan Management LLC (a)	2,201
17	Noble Energy, Inc. (c)	1,189
47	Southwestern Energy Co. (a)	2,289
66	Teekay Corp., (Canada)	1,534
149	Williams Cos., Inc. (The)	3,143
		16,743
	Total Energy	19,792
	Financials — 16.7%
	Capital Markets — 3.2%
9	Affiliated Managers Group, Inc. (a)	616
15	Ameriprise Financial, Inc.	582
6	BlackRock, Inc. (c)	1,440
46	Northern Trust Corp.	2,418
96	Och-Ziff Capital Management Group LLC, Class A	1,314
62	T. Rowe Price Group, Inc. (c)	3,310
76	TD AMERITRADE Holding Corp. (a)	1,473
		11,153
	Commercial Banks — 3.8%
27	BancorpSouth, Inc.	629
109	BB&T Corp.	2,758
26	BOK Financial Corp. (c)	1,212
19	City National Corp.	853
26	Cullen/Frost Bankers, Inc.	1,310
75	KeyCorp	414
44	M&T Bank Corp.	2,950
61	SunTrust Banks, Inc.	1,244
75	TCF Financial Corp.	1,027
30	Wilmington Trust Corp.	375
34	Zions Bancorp	437
		13,209
	Diversified Financial Services — 1.1%
8	IntercontinentalExchange, Inc. (a)	943
55	Moody’s Corp. (c)	1,471
45	MSCI, Inc., Class A (a) (c)	1,444
		3,858
	Insurance — 5.9%
34	ACE Ltd., (Switzerland) (a)	1,734
57	Assurant, Inc.	1,677
121	Cincinnati Financial Corp.	3,184
44	HCC Insurance Holdings, Inc. (c)	1,222
69	Loews Corp.	2,504
319	Old Republic International Corp.	3,198
98	OneBeacon Insurance Group Ltd., Class A	1,356
73	Principal Financial Group, Inc.	1,755
40	Transatlantic Holdings, Inc.	2,090
70	W.R. Berkley Corp.	1,735
		20,455
	Real Estate Investment Trusts (REITs) — 2.0%
128	Kimco Realty Corp.	1,732
10	Public Storage	839
40	Regency Centers Corp.	1,402
32	Ventas, Inc.	1,386
24	Vornado Realty Trust	1,704
		7,063
	Real Estate Management & Development — 0.4%
108	Brookfield Properties Corp., (Canada)	1,306
	Thrifts & Mortgage Finance — 0.3%
50	People’s United Financial, Inc.	832
	Total Financials	57,876
	Health Care — 9.6%
	Biotechnology — 1.0%
24	Alexion Pharmaceuticals, Inc. (a)	1,186
71	BioMarin Pharmaceutical, Inc. (a) (c)	1,343
38	Myriad Genetics, Inc. (a)	992
		3,521
	Health Care Equipment & Supplies — 1.6%
36	Becton, Dickinson & Co.	2,807
37	DENTSPLY International, Inc. (c)	1,295
23	Zimmer Holdings, Inc. (a)	1,348
		5,450
	Health Care Providers & Services — 5.3%
71	Brookdale Senior Living, Inc. (a)	1,299
52	Community Health Systems, Inc. (a)	1,855
66	Coventry Health Care, Inc. (a)	1,595
28	DaVita, Inc. (a)	1,668
25	Express Scripts, Inc. (a)	2,178
33	Humana, Inc. (a)	1,451
75	Lincare Holdings, Inc. (a)	2,795
98	UnitedHealth Group, Inc.	2,984

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   23

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — Continued
109	VCA Antech, Inc. (a) (c)	2,719
		18,544
	Health Care Technology — 0.4%
16	Cerner Corp. (a) (c)	1,296
	Life Sciences Tools & Services — 1.0%
30	Covance, Inc. (a) (c)	1,631
28	Illumina, Inc. (a) (c)	873
15	Life Technologies Corp. (a)	789
		3,293
	Pharmaceuticals — 0.3%
82	Biovail Corp., (Canada)	1,145
	Total Health Care	33,249
	Industrials — 12.9%
	Aerospace & Defense — 2.7%
12	Alliant Techsystems, Inc. (a)	1,024
22	Goodrich Corp. (c)	1,388
22	L-3 Communications Holdings, Inc.	1,947
45	Precision Castparts Corp. (c)	4,925
		9,284
	Airlines — 0.6%
176	Delta Air Lines, Inc. (a) (c)	2,002
	Building Products — 0.5%
45	Lennox International, Inc. (c)	1,772
	Commercial Services & Supplies — 2.3%
73	Corrections Corp. of America (a) (c)	1,798
105	Republic Services, Inc.	2,961
29	Stericycle, Inc. (a) (c)	1,575
52	Waste Connections, Inc. (a)	1,746
		8,080
	Construction & Engineering — 0.4%
53	Aecom Technology Corp. (a) (c)	1,455
	Electrical Equipment — 1.5%
31	Cooper Industries plc	1,318
5	First Solar, Inc. (a) (c)	682
64	Roper Industries, Inc. (c)	3,332
		5,332
	Industrial Conglomerates — 1.3%
89	Carlisle Cos., Inc. (c)	3,049
56	McDermott International, Inc. (a)	1,338
		4,387
	Machinery — 1.1%
29	Cummins, Inc.	1,345
21	Snap-On, Inc.	896
37	Wabtec Corp. (c)	1,514
		3,755
	Professional Services — 0.7%
30	FTI Consulting, Inc. (a) (c)	1,398
40	Robert Half International, Inc. (c)	1,069
		2,467
	Road & Rail — 1.2%
30	Canadian National Railway Co., (Canada)	1,604
53	Landstar System, Inc. (c)	2,039
13	Norfolk Southern Corp.	676
		4,319
	Trading Companies & Distributors — 0.6%
22	W.W. Grainger, Inc. (c)	2,130
	Total Industrials	44,983
	Information Technology — 16.6%
	Communications Equipment — 0.9%
48	CommScope, Inc. (a)	1,271
35	F5 Networks, Inc. (a)	1,875
		3,146
	Computers & Peripherals — 1.0%
38	Lexmark International, Inc., Class A (a)	975
70	NetApp, Inc. (a)	2,407
		3,382
	Electronic Equipment, Instruments & Components — 3.3%
105	Amphenol Corp., Class A	4,841
55	Arrow Electronics, Inc. (a)	1,617
25	Dolby Laboratories, Inc., Class A (a) (c)	1,173
160	Tyco Electronics Ltd., (Switzerland)	3,933
		11,564
	Internet Software & Services — 0.6%
20	Equinix, Inc. (a) (c)	2,155
	IT Services — 4.0%
26	Alliance Data Systems Corp. (a) (c)	1,673
137	Amdocs Ltd., (United Kingdom) (a)	3,916
73	Cognizant Technology Solutions Corp., Class A (a)	3,321
31	Hewitt Associates, Inc., Class A (a) (c)	1,314
8	MasterCard, Inc., Class A (c)	2,035
87	Western Union Co. (The)	1,644
		13,903

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 3.1%
53	Avago Technologies Ltd., (Singapore) (a)	970
54	Broadcom Corp., Class A (a)	1,711
36	Lam Research Corp. (a) (c)	1,404
149	Marvell Technology Group Ltd., (Bermuda) (a) (c)	3,087
89	MEMC Electronic Materials, Inc. (a)	1,216
41	Microchip Technology, Inc. (c)	1,194
37	Varian Semiconductor Equipment Associates, Inc. (a)	1,317
		10,899
	Software — 3.7%
37	ANSYS, Inc. (a) (c)	1,625
219	Cadence Design Systems, Inc. (a)	1,314
38	Concur Technologies, Inc. (a) (c)	1,637
74	Jack Henry & Associates, Inc.	1,716
29	MICROS Systems, Inc. (a) (c)	903
88	Nuance Communications, Inc. (a) (c)	1,373
19	Salesforce.com, Inc. (a) (c)	1,372
40	Sybase, Inc. (a) (c)	1,749
49	Synopsys, Inc. (a)	1,089
		12,778
	Total Information Technology	57,827
	Materials — 4.0%
	Chemicals — 2.3%
35	Airgas, Inc.	1,652
60	Albemarle Corp.	2,172
28	PPG Industries, Inc.	1,657
15	Praxair, Inc.	1,221
29	Sigma-Aldrich Corp.	1,465
		8,167
	Construction Materials — 0.2%
12	Vulcan Materials Co.	648
	Containers & Packaging — 1.2%
50	Ball Corp.	2,585
30	Greif, Inc., Class A	1,619
		4,204
	Metals & Mining — 0.3%
13	Freeport-McMoRan Copper & Gold, Inc. (a)	1,044
	Total Materials	14,063
	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.3%
50	CenturyTel, Inc.	1,810
96	tw telecom, inc. (a) (c)	1,653
88	Windstream Corp.	969
		4,432
	Wireless Telecommunication Services — 0.6%
70	Telephone & Data Systems, Inc.	2,102
	Total Telecommunication Services	6,534
	Utilities — 6.5%
	Electric Utilities — 1.5%
89	American Electric Power Co., Inc.	3,093
92	Westar Energy, Inc.	1,996
		5,089
	Gas Utilities — 2.0%
63	Energen Corp.	2,925
50	EQT Corp.	2,209
44	ONEOK, Inc.	1,948
		7,082
	Multi-Utilities — 2.5%
168	CMS Energy Corp.	2,623
36	NSTAR	1,314
50	PG&E Corp.	2,247
114	Xcel Energy, Inc.	2,427
		8,611
	Water Utilities — 0.5%
73	American Water Works Co., Inc.	1,643
	Total Utilities	22,425
	Total Common Stocks (Cost $273,230)	334,329
Short-Term Investment — 3.1%
	Investment Company — 3.1%
10,977	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $10,977)	10,977
Investment of Cash Collateral for Securities on Loan — 21.0%
	Investment Company — 21.0%
72,813	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $72,813)	72,813
	Total Investments — 120.4% (Cost $357,020)	418,119
	Liabilities in Excess of Other Assets — (20.4)%	(70,907)
	NET ASSETS — 100.0%	$347,212

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   25

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.3%
	Consumer Discretionary — 19.9%
	Auto Components — 1.2%
902	Gentex Corp.	16,105
	Automobiles — 0.7%
387	Harley-Davidson, Inc.	9,750
	Diversified Consumer Services — 1.2%
784	Education Management Corp. (a)	17,251
	Hotels, Restaurants & Leisure — 3.4%
67	Chipotle Mexican Grill, Inc. (a) (c)	5,924
343	Penn National Gaming, Inc. (a)	9,334
665	Royal Caribbean Cruises Ltd. (a)	16,814
423	Starwood Hotels & Resorts Worldwide, Inc.	15,465
		47,537
	Internet & Catalog Retail — 1.0%
99	Amazon.com, Inc. (a)	13,304
	Media — 1.8%
351	Discovery Communications, Inc., Class A (a)	10,753
481	Lamar Advertising Co., Class A (a)	14,945
		25,698
	Multiline Retail — 1.7%
192	Kohl’s Corp. (a)	10,355
366	Nordstrom, Inc.	13,750
		24,105
	Specialty Retail — 7.5%
415	Bed Bath & Beyond, Inc. (a)	16,016
428	CarMax, Inc. (a)	10,372
742	Chico’s FAS, Inc. (a)	10,422
593	Dick’s Sporting Goods, Inc. (a)	14,753
307	J Crew Group, Inc. (a)	13,753
256	Sherwin-Williams Co. (The)	15,770
484	Staples, Inc.	11,907
553	Williams-Sonoma, Inc.	11,487
		104,480
	Textiles, Apparel & Luxury Goods — 1.4%
190	Phillips-Van Heusen Corp.	7,746
170	V.F. Corp.	12,451
		20,197
	Total Consumer Discretionary	278,427
	Consumer Staples — 1.2%
	Food & Staples Retailing — 0.4%
196	Whole Foods Market, Inc. (a)	5,375
	Personal Products — 0.8%
378	Avon Products, Inc.	11,907
	Total Consumer Staples	17,282
	Energy — 5.7%
	Energy Equipment & Services — 1.8%
363	Cameron International Corp. (a)	15,180
167	Oceaneering International, Inc. (a)	9,779
		24,959
	Oil, Gas & Consumable Fuels — 3.9%
328	Cabot Oil & Gas Corp.	14,287
529	Forest Oil Corp. (a)	11,761
137	Noble Energy, Inc.	9,750
389	Southwestern Energy Co. (a)	18,767
		54,565
	Total Energy	79,524
	Financials — 9.9%
	Capital Markets — 4.4%
51	BlackRock, Inc.	11,889
229	Northern Trust Corp.	11,974
784	Och-Ziff Capital Management Group LLC, Class A	10,766
290	T. Rowe Price Group, Inc.	15,434
623	TD AMERITRADE Holding Corp. (a)	12,082
		62,145
	Commercial Banks — 1.5%
424	BB&T Corp.	10,754
209	BOK Financial Corp.	9,932
		20,686
	Diversified Financial Services — 2.3%
69	IntercontinentalExchange, Inc. (a)	7,749
450	Moody’s Corp. (c)	12,055
372	MSCI, Inc., Class A (a)	11,842
		31,646
	Insurance — 1.7%
282	ACE Ltd., (Switzerland) (a)	14,198
358	HCC Insurance Holdings, Inc.	10,024
		24,222
	Total Financials	138,699
	Health Care — 13.7%
	Biotechnology — 2.1%
199	Alexion Pharmaceuticals, Inc. (a)	9,710
585	BioMarin Pharmaceutical, Inc. (a)	11,012
311	Myriad Genetics, Inc. (a)	8,122
		28,844

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Equipment & Supplies — 1.5%
302	DENTSPLY International, Inc.	10,613
187	Zimmer Holdings, Inc. (a)	11,059
		21,672
	Health Care Providers & Services — 6.7%
591	Brookdale Senior Living, Inc. (a)	10,741
232	DaVita, Inc. (a)	13,654
206	Express Scripts, Inc. (a)	17,843
271	Humana, Inc. (a)	11,900
803	UnitedHealth Group, Inc.	24,463
603	VCA Antech, Inc. (a)	15,031
		93,632
	Health Care Technology — 0.8%
129	Cerner Corp. (a)	10,610
	Life Sciences Tools & Services — 1.9%
245	Covance, Inc. (a)	13,367
234	Illumina, Inc. (a)	7,163
123	Life Technologies Corp. (a)	6,440
		26,970
	Pharmaceuticals — 0.7%
672	Biovail Corp., (Canada)	9,378
	Total Health Care	191,106
	Industrials — 18.1%
	Aerospace & Defense — 2.3%
177	Goodrich Corp.	11,360
185	Precision Castparts Corp.	20,442
		31,802
	Airlines — 1.2%
1,442	Delta Air Lines, Inc. (a)	16,415
	Building Products — 1.0%
372	Lennox International, Inc.	14,515
	Commercial Services & Supplies — 3.0%
601	Corrections Corp. of America (a)	14,745
234	Stericycle, Inc. (a)	12,897
430	Waste Connections, Inc. (a)	14,325
		41,967
	Construction & Engineering — 0.9%
434	Aecom Technology Corp. (a)	11,927
	Electrical Equipment — 1.6%
42	First Solar, Inc. (a) (c)	5,638
317	Roper Industries, Inc.	16,619
		22,257
	Industrial Conglomerates — 1.6%
325	Carlisle Cos., Inc.	11,121
457	McDermott International, Inc. (a)	10,968
		22,089
	Machinery — 1.7%
240	Cummins, Inc.	11,022
304	Wabtec Corp.	12,400
		23,422
	Professional Services — 1.4%
243	FTI Consulting, Inc. (a)	11,446
328	Robert Half International, Inc.	8,771
		20,217
	Road & Rail — 2.1%
242	Canadian National Railway Co., (Canada)	13,144
432	Landstar System, Inc.	16,729
		29,873
	Trading Companies & Distributors — 1.3%
181	W.W. Grainger, Inc.	17,497
	Total Industrials	251,981
	Information Technology — 27.5%
	Communications Equipment — 1.8%
393	CommScope, Inc. (a)	10,413
290	F5 Networks, Inc. (a)	15,359
		25,772
	Computers & Peripherals — 1.4%
574	NetApp, Inc. (a)	19,736
	Electronic Equipment, Instruments & Components — 3.1%
478	Amphenol Corp., Class A	22,068
202	Dolby Laboratories, Inc., Class A (a)	9,622
501	Tyco Electronics Ltd., (Switzerland)	12,302
		43,992
	Internet Software & Services — 1.3%
167	Equinix, Inc. (a)	17,686
	IT Services — 8.2%
213	Alliance Data Systems Corp. (a) (c)	13,732
1,126	Amdocs Ltd., (United Kingdom) (a)	32,114
601	Cognizant Technology Solutions Corp., Class A (a)	27,225
255	Hewitt Associates, Inc., Class A (a)	10,781
65	MasterCard, Inc., Class A	16,659
715	Western Union Co. (The)	13,468
		113,979

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   27

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 5.8%
446	Broadcom Corp., Class A (a)	14,029
294	Lam Research Corp. (a)	11,512
1,220	Marvell Technology Group Ltd., (Bermuda) (a)	25,307
732	MEMC Electronic Materials, Inc. (a)	9,967
337	Microchip Technology, Inc.	9,779
301	Varian Semiconductor Equipment Associates, Inc. (a)	10,800
		81,394
	Software — 5.9%
307	ANSYS, Inc. (a)	13,330
1,798	Cadence Design Systems, Inc. (a)	10,772
314	Concur Technologies, Inc. (a)	13,432
238	MICROS Systems, Inc. (a)	7,397
724	Nuance Communications, Inc. (a) (c)	11,247
152	Salesforce.com, Inc. (a)	11,235
331	Sybase, Inc. (a)	14,344
		81,757
	Total Information Technology	384,316
	Materials — 2.3%
	Chemicals — 0.7%
125	Praxair, Inc.	10,023
	Containers & Packaging — 1.0%
246	Greif, Inc., Class A	13,252
	Metals & Mining — 0.6%
107	Freeport-McMoRan Copper & Gold, Inc. (a)	8,551
	Total Materials	31,826
	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
804	tw telecom, inc. (a)	13,780
	Total Common Stocks (Cost $1,074,813)	1,386,941
Short-Term Investment — 1.3%
	Investment Company — 1.3%
17,468	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $17,468)	17,468

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 1.9%
	Corporate Notes — 0.6%
7,000	Monumental Global Funding III, VAR, 0.312%, 05/24/10 (e)	6,936
1,000	Monumental Global Funding III, VAR, 0.395%, 03/26/10 (e)	993
		7,929

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 1.3%
18,521	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l)	18,521
	Total Investments of Cash Collateral for Securities on Loan (Cost $26,521)	26,450
	Total Investments — 102.5% (Cost $1,118,802)	1,430,859
	Liabilities in Excess of Other Assets — (2.5)%	(34,331)
	NET ASSETS — 100.0%	$1,396,528

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.1%
	Consumer Discretionary — 18.5%
	Auto Components — 0.7%
1,369	WABCO Holdings, Inc.	35,296
	Distributors — 1.1%
1,461	Genuine Parts Co.	55,475
	Diversified Consumer Services — 1.0%
2,377	H&R Block, Inc.	53,772
	Hotels, Restaurants & Leisure — 1.8%
1,189	Darden Restaurants, Inc.	41,700
1,188	Marriott International, Inc., Class A	32,362
522	Yum! Brands, Inc.	18,251
		92,313
	Household Durables — 2.1%
1,833	Fortune Brands, Inc.	79,190
992	Jarden Corp.	30,673
		109,863
	Internet & Catalog Retail — 0.6%
1,284	Expedia, Inc. (a)	33,004
	Media — 3.7%
1,631	Cablevision Systems Corp., Class A	42,105
3,297	Clear Channel Outdoor Holdings, Inc., Class A (a)	34,257
676	Omnicom Group, Inc.	26,450
1,011	Scripps Networks Interactive, Inc., Class A	41,944
106	Washington Post Co. (The), Class B	46,611
		191,367
	Multiline Retail — 0.2%
485	Dollar General Corp. (a)	10,879
	Specialty Retail — 6.4%
1,481	AutoNation, Inc. (a)	28,360
303	AutoZone, Inc. (a)	47,892
868	Bed Bath & Beyond, Inc. (a)	33,535
3,833	Gap, Inc. (The)	80,301
303	Sherwin-Williams Co. (The)	18,654
1,323	Staples, Inc.	32,540
1,060	Tiffany & Co.	45,582
1,245	TJX Cos., Inc.	45,505
		332,369
	Textiles, Apparel & Luxury Goods — 0.9%
611	V.F. Corp.	44,746
	Total Consumer Discretionary	959,084
	Consumer Staples — 6.1%
	Beverages — 0.6%
586	Brown-Forman Corp., Class B	31,385
	Food & Staples Retailing — 1.7%
4,234	Safeway, Inc.	90,142
	Food Products — 1.7%
1,283	JM Smucker Co. (The)	79,201
296	McCormick & Co., Inc. (Non-Voting)	10,687
		89,888
	Household Products — 1.4%
586	Clorox Co.	35,731
581	Energizer Holdings, Inc. (a)	35,622
		71,353
	Tobacco — 0.7%
418	Lorillard, Inc.	33,560
	Total Consumer Staples	316,328
	Energy — 6.0%
	Oil, Gas & Consumable Fuels — 6.0%
2,722	CVR Energy, Inc. (a)	18,674
1,082	Devon Energy Corp.	79,537
1,232	Kinder Morgan Management LLC (a)	67,306
2,021	Teekay Corp., (Canada)	46,911
4,577	Williams Cos., Inc. (The)	96,481
	Total Energy	308,909
	Financials — 24.6%
	Capital Markets — 2.1%
278	Affiliated Managers Group, Inc. (a)	18,700
454	Ameriprise Financial, Inc.	17,616
558	Northern Trust Corp.	29,255
819	T. Rowe Price Group, Inc.	43,616
		109,187
	Commercial Banks — 6.6%
810	BancorpSouth, Inc.	18,996
1,742	BB&T Corp.	44,194
568	City National Corp. (c)	25,887
800	Cullen/Frost Bankers, Inc.	39,995
2,243	KeyCorp	12,449
1,352	M&T Bank Corp. (c)	90,458
1,871	SunTrust Banks, Inc.	37,963
2,664	TCF Financial Corp. (c)	36,282
1,756	Wilmington Trust Corp. (c)	21,665
1,025	Zions Bancorp (c)	13,155
		341,044
	Insurance — 10.4%
1,753	Assurant, Inc.	51,665
3,725	Cincinnati Financial Corp.	97,735
2,114	Loews Corp.	76,858

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   29

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
9,780	Old Republic International Corp.	98,195
3,191	OneBeacon Insurance Group Ltd., Class A	43,977
2,236	Principal Financial Group, Inc.	53,758
1,227	Transatlantic Holdings, Inc.	63,955
2,156	W.R. Berkley Corp.	53,129
		539,272
	Real Estate Investment Trusts (REITs) — 4.2%
3,917	Kimco Realty Corp.	52,993
323	Public Storage	26,304
1,221	Regency Centers Corp.	42,812
995	Ventas, Inc.	43,499
764	Vornado Realty Trust	53,458
		219,066
	Real Estate Management & Development — 0.8%
3,305	Brookfield Properties Corp., (Canada) (c)	40,062
	Thrifts & Mortgage Finance — 0.5%
1,513	People’s United Financial, Inc.	25,264
	Total Financials	1,273,895
	Health Care — 5.9%
	Health Care Equipment & Supplies — 1.7%
1,093	Becton, Dickinson & Co.	86,178
	Health Care Providers & Services — 4.2%
1,596	Community Health Systems, Inc. (a)	56,822
2,010	Coventry Health Care, Inc. (a)	48,811
2,309	Lincare Holdings, Inc. (a) (c)	85,721
1,081	VCA Antech, Inc. (a)	26,946
		218,300
	Total Health Care	304,478
	Industrials — 8.4%
	Aerospace & Defense — 3.2%
353	Alliant Techsystems, Inc. (a)	31,154
685	L-3 Communications Holdings, Inc.	59,578
677	Precision Castparts Corp.	74,685
		165,417
	Commercial Services & Supplies — 1.8%
3,284	Republic Services, Inc.	92,980
	Electrical Equipment — 1.5%
943	Cooper Industries plc	40,227
761	Roper Industries, Inc.	39,832
		80,059
	Industrial Conglomerates — 1.0%
1,520	Carlisle Cos., Inc.	52,058
	Machinery — 0.5%
643	Snap-On, Inc.	27,172
	Road & Rail — 0.4%
390	Norfolk Southern Corp.	20,454
	Total Industrials	438,140
	Information Technology — 6.5%
	Computers & Peripherals — 0.6%
1,142	Lexmark International, Inc., Class A (a)	29,662
	Electronic Equipment, Instruments & Components — 3.7%
1,427	Amphenol Corp., Class A	65,908
1,714	Arrow Electronics, Inc. (a)	50,749
3,038	Tyco Electronics Ltd., (Switzerland)	74,585
		191,242
	Semiconductors & Semiconductor Equipment — 0.6%
1,613	Avago Technologies Ltd., (Singapore)	29,499
	Software — 1.6%
2,273	Jack Henry & Associates, Inc.	52,540
1,508	Synopsys, Inc. (a)	33,592
		86,132
	Total Information Technology	336,535
	Materials — 6.0%
	Chemicals — 4.1%
1,061	Airgas, Inc.	50,487
1,877	Albemarle Corp.	68,275
866	PPG Industries, Inc.	50,690
886	Sigma-Aldrich Corp.	44,749
		214,201
	Construction Materials — 0.4%
371	Vulcan Materials Co.	19,551
	Containers & Packaging — 1.5%
1,533	Ball Corp.	79,260
	Total Materials	313,012
	Telecommunication Services — 2.9%
	Diversified Telecommunication Services — 1.7%
1,531	CenturyTel, Inc.	55,441
2,770	Windstream Corp.	30,444
		85,885
	Wireless Telecommunication Services — 1.2%
2,140	Telephone & Data Systems, Inc.	64,615
	Total Telecommunication Services	150,500

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Utilities — 13.2%
	Electric Utilities — 3.0%
2,730	American Electric Power Co., Inc.	94,987
2,814	Westar Energy, Inc.	61,122
		156,109
	Gas Utilities — 4.2%
1,917	Energen Corp.	89,697
1,543	EQT Corp.	67,777
1,338	ONEOK, Inc.	59,652
		217,126
	Multi-Utilities — 5.1%
5,138	CMS Energy Corp.	80,461
1,089	NSTAR	40,075
1,544	PG&E Corp.	68,939
3,509	Xcel Energy, Inc.	74,463
		263,938
	Water Utilities — 0.9%
2,243	American Water Works Co., Inc.	50,272
	Total Utilities	687,445
	Total Common Stocks (Cost $4,676,635)	5,088,326
Short-Term Investment — 2.2%
	Investment Company — 2.2%
113,894	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $113,894)	113,894

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 2.4%
	Corporate Note — 0.1%
3,000	Monumental Global Funding III, VAR, 0.312%, 05/24/10 (e)	2,972

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 2.3%
120,749	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l)	120,749
	Total Investments of Cash Collateral for Securities on Loan (Cost $123,749)	123,721
	Total Investments — 102.7% (Cost $4,914,278)	5,325,941
	Liabilities in Excess of Other Assets — (2.7)%	(138,396)
	NET ASSETS — 100.0%	$5,187,545

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 98.2% (j)
	Common Stocks — 93.4%
	Consumer Discretionary — 16.9%
	Auto Components — 1.0%
98	Cooper Tire & Rubber Co.	1,966
109	Goodyear Tire & Rubber Co. (The) (a)	1,532
79	TRW Automotive Holdings Corp. (a)	1,890
44	WABCO Holdings, Inc.	1,126
		6,514
	Automobiles — 0.5%
231	Ford Motor Co. (a)	2,311
29	Thor Industries, Inc.	898
		3,209
	Diversified Consumer Services — 1.3%
20	Apollo Group, Inc., Class A (a)	1,196
17	Career Education Corp. (a)	386
17	Coinstar, Inc. (a)	480
121	Corinthian Colleges, Inc. (a)	1,662
87	Regis Corp.	1,356
168	Service Corp. International	1,380
59	Weight Watchers International, Inc.	1,727
		8,187
	Hotels, Restaurants & Leisure — 2.1%
60	Ameristar Casinos, Inc.	912
35	Bally Technologies, Inc. (a)	1,434
51	Bob Evans Farms, Inc.	1,473
95	Brinker International, Inc.	1,411
92	Cheesecake Factory, Inc. (The) (a)	1,988
30	Darden Restaurants, Inc.	1,065
63	Jack in the Box, Inc. (a)	1,235
61	Penn National Gaming, Inc. (a)	1,646
120	Wyndham Worldwide Corp.	2,423
		13,587
	Household Durables — 2.7%
128	D.R. Horton, Inc.	1,395
34	Fortune Brands, Inc.	1,472
65	Garmin Ltd., (Cayman Islands)	1,986
83	Jarden Corp.	2,570
64	KB Home	876
94	Leggett & Platt, Inc.	1,917
31	Mohawk Industries, Inc. (a)	1,498
110	Newell Rubbermaid, Inc.	1,656
3	NVR, Inc. (a)	1,897
64	Tempur-Pedic International, Inc. (a)	1,513
		16,780
	Internet & Catalog Retail — 1.3%
14	Amazon.com, Inc. (a)	1,838
101	Expedia, Inc. (a)	2,597
39	Netflix, Inc. (a)	2,175
8	priceline.com, Inc. (a)	1,739
		8,349
	Leisure Equipment & Products — 0.2%
57	Pool Corp.	1,093
	Media — 1.9%
82	DISH Network Corp., Class A	1,694
194	Gannett Co., Inc.	2,887
67	Liberty Global, Inc., Class A (a)	1,477
70	Liberty Media Corp. - Capital, Class A (a)	1,670
90	New York Times Co. (The), Class A (a)	1,117
38	Scripps Networks Interactive, Inc., Class A	1,559
63	Time Warner, Inc.	1,840
		12,244
	Multiline Retail — 0.9%
53	Big Lots, Inc. (a)	1,539
36	Dollar Tree, Inc. (a)	1,719
15	Family Dollar Stores, Inc.	429
133	Macy’s, Inc.	2,237
		5,924
	Specialty Retail — 3.6%
44	Aaron’s, Inc.	1,214
37	Advance Auto Parts, Inc.	1,511
59	Aeropostale, Inc. (a)	2,017
100	AutoNation, Inc. (a)	1,908
15	Buckle, Inc. (The)	448
107	Cabela’s, Inc. (a)	1,528
37	Collective Brands, Inc. (a)	851
39	Dick’s Sporting Goods, Inc. (a)	969
84	Dress Barn, Inc. (a)	1,934
165	Foot Locker, Inc.	1,833
28	Gymboree Corp. (a)	1,239
124	Limited Brands, Inc.	2,384
108	Penske Auto Group, Inc. (a)	1,636
69	Rent-A-Center, Inc. (a)	1,223
37	Ross Stores, Inc.	1,598
9	Sherwin-Williams Co. (The)	526
		22,819
	Textiles, Apparel & Luxury Goods — 1.4%
79	Carter’s, Inc. (a)	2,067
25	Deckers Outdoor Corp. (a)	2,531
48	Fossil, Inc. (a)	1,599

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Textiles, Apparel & Luxury Goods — Continued
130	Jones Apparel Group, Inc.	2,085
18	Phillips-Van Heusen Corp.	739
		9,021
	Total Consumer Discretionary	107,727
	Consumer Staples — 4.6%
	Beverages — 0.4%
88	Coca-Cola Enterprises, Inc.	1,870
31	Constellation Brands, Inc., Class A (a)	497
6	Dr. Pepper Snapple Group, Inc.	164
		2,531
	Food & Staples Retailing — 0.7%
953	Rite Aid Corp. (a)	1,440
121	SUPERVALU, Inc.	1,536
42	SYSCO Corp.	1,173
		4,149
	Food Products — 2.0%
17	Archer-Daniels-Midland Co.	523
44	Dean Foods Co. (a)	792
169	Del Monte Foods Co.	1,914
78	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	1,713
30	Kraft Foods, Inc., Class A	825
27	Lancaster Colony Corp.	1,325
34	Sanderson Farms, Inc.	1,436
201	Sara Lee Corp.	2,453
141	Tyson Foods, Inc., Class A	1,735
		12,716
	Household Products — 0.0% (g)
3	Kimberly-Clark Corp.	197
	Personal Products — 0.9%
102	Bare Escentuals, Inc. (a)	1,244
25	Estee Lauder Cos., Inc. (The), Class A	1,210
51	Herbalife Ltd., (Cayman Islands)	2,072
19	NBTY, Inc. (a)	823
15	Nu Skin Enterprises, Inc., Class A	404
		5,753
	Tobacco — 0.6%
43	Reynolds American, Inc.	2,257
34	Universal Corp.	1,555
		3,812
	Total Consumer Staples	29,158
	Energy — 6.9%
	Energy Equipment & Services — 2.9%
5	Diamond Offshore Drilling, Inc.	491
26	Dresser-Rand Group, Inc. (a)	814
21	Exterran Holdings, Inc. (a)	440
214	Global Industries Ltd. (a)	1,523
43	Gulfmark Offshore, Inc. (a)	1,226
17	Nabors Industries Ltd., (Bermuda) (a)	367
43	National Oilwell Varco, Inc.	1,887
53	Noble Corp., (Switzerland)	2,152
54	Oil States International, Inc. (a)	2,140
55	Pride International, Inc. (a)	1,739
85	Rowan Cos., Inc. (a)	1,935
12	Tidewater, Inc.	560
4	Transocean Ltd., (Switzerland) (a)	320
71	Unit Corp. (a)	2,997
		18,591
	Oil, Gas & Consumable Fuels — 4.0%
47	Berry Petroleum Co., Class A	1,370
32	Cabot Oil & Gas Corp.	1,397
37	ConocoPhillips	1,907
225	El Paso Corp.	2,211
24	Hess Corp.	1,429
52	Newfield Exploration Co. (a)	2,506
13	Noble Energy, Inc.	893
20	Occidental Petroleum Corp.	1,611
29	Peabody Energy Corp.	1,331
10	Pioneer Natural Resources Co.	484
96	Quicksilver Resources, Inc. (a)	1,443
67	St. Mary Land & Exploration Co.	2,284
78	Tesoro Corp.	1,057
43	Williams Cos., Inc. (The)	907
99	World Fuel Services Corp.	2,642
43	XTO Energy, Inc.	2,004
		25,476
	Total Energy	44,067
	Financials — 9.1%
	Capital Markets — 0.9%
60	American Capital Ltd. (a)	147
16	Ameriprise Financial, Inc.	638
45	Apollo Investment Corp.	432
41	Bank of New York Mellon Corp. (The)	1,138
10	Goldman Sachs Group, Inc. (The)	1,753
1	Jefferies Group, Inc. (a)	18
8	Northern Trust Corp.	439

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Capital Markets — Continued
25		State Street Corp.	1,068
			5,633
		Commercial Banks — 1.7%
79		Associated Banc-Corp.	873
10		Bank of Hawaii Corp.	458
26		BOK Financial Corp.	1,214
17		Commerce Bancshares, Inc.	639
—	(h)	FirstMerit Corp.	—	(h)
18		M&T Bank Corp.	1,217
13		PNC Financial Services Group, Inc.	680
31		Prosperity Bancshares, Inc.	1,239
16		SVB Financial Group (a)	684
49		TCF Financial Corp.	666
65		Trustmark Corp.	1,475
61		United Bankshares, Inc.	1,219
28		Wells Fargo & Co.	749
			11,113
		Consumer Finance — 0.6%
67		AmeriCredit Corp. (a)	1,280
36		Cash America International, Inc.	1,244
122		SLM Corp. (a)	1,377
			3,901
		Diversified Financial Services — 0.1%
27		MSCI, Inc., Class A (a)	854
		Insurance — 5.1%
25		ACE Ltd., (Switzerland) (a)	1,250
32		Aflac, Inc.	1,488
36		Allied World Assurance Co. Holdings Ltd., (Bermuda)	1,668
5		Allstate Corp. (The)	150
56		American Financial Group, Inc.	1,391
20		Arch Capital Group Ltd., (Bermuda) (a)	1,431
59		Aspen Insurance Holdings Ltd., (Bermuda)	1,501
40		Assurant, Inc.	1,175
14		Chubb Corp.	687
62		CNA Financial Corp. (a)	1,484
198		Conseco, Inc. (a)	992
61		Delphi Financial Group, Inc., Class A	1,355
43		Endurance Specialty Holdings Ltd., (Bermuda)	1,587
16		Everest Re Group Ltd., (Bermuda)	1,347
36		Hartford Financial Services Group, Inc.	844
32		HCC Insurance Holdings, Inc.	888
85		Montpelier Re Holdings Ltd., (Bermuda)	1,469
18		PartnerRe Ltd., (Bermuda)	1,339
44		Platinum Underwriters Holdings Ltd., (Bermuda)	1,684
25		ProAssurance Corp. (a)	1,331
63		Protective Life Corp.	1,050
28		Prudential Financial, Inc.	1,375
29		RenaissanceRe Holdings Ltd., (Bermuda)	1,554
10		StanCorp Financial Group, Inc.	408
21		Transatlantic Holdings, Inc.	1,090
11		Unum Group	214
88		XL Capital Ltd., (Bermuda), Class A	1,616
			32,368
		Real Estate Investment Trusts (REITs) — 0.5%
17		AMB Property Corp.	425
14		Liberty Property Trust	449
19		Macerich Co. (The)	677
13		Mack-Cali Realty Corp.	452
7		Taubman Centers, Inc.	257
9		Vornado Realty Trust	636
			2,896
		Thrifts & Mortgage Finance — 0.2%
105		New York Community Bancorp, Inc.	1,522
		Total Financials	58,287
		Health Care — 11.2%
		Biotechnology — 1.3%
77		Alkermes, Inc. (a)	728
33		Amgen, Inc. (a)	1,880
27		Amylin Pharmaceuticals, Inc. (a)	386
11		Biogen Idec, Inc. (a)	591
30		Cephalon, Inc. (a)	1,868
33		Cubist Pharmaceuticals, Inc. (a)	625
61		Isis Pharmaceuticals, Inc. (a)	681
72		PDL BioPharma, Inc.	491
37		Regeneron Pharmaceuticals, Inc. (a)	905
			8,155
		Health Care Equipment & Supplies — 2.0%
42		Align Technology, Inc. (a)	741
106		American Medical Systems Holdings, Inc. (a)	2,053
15		CareFusion Corp. (a)	368
81		ev3, Inc. (a)	1,083
21		Hill-Rom Holdings, Inc.	508
109		Hologic, Inc. (a)	1,581
38		Hospira, Inc. (a)	1,948
34		Integra LifeSciences Holdings Corp. (a)	1,234
25		Inverness Medical Innovations, Inc. (a)	1,055

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Health Care Equipment & Supplies — Continued
52	Kinetic Concepts, Inc. (a)	1,945
		12,516
	Health Care Providers & Services — 4.7%
59	Amedisys, Inc. (a)	2,868
76	AmerisourceBergen Corp.	1,988
98	Centene Corp. (a)	2,079
61	Community Health Systems, Inc. (a)	2,184
92	Coventry Health Care, Inc. (a)	2,229
66	Health Management Associates, Inc., Class A (a)	478
78	Health Net, Inc. (a)	1,815
101	Healthsouth Corp. (a)	1,898
118	Healthspring, Inc. (a)	2,078
52	Humana, Inc. (a)	2,283
15	McKesson Corp.	954
16	Medco Health Solutions, Inc. (a)	1,042
79	Omnicare, Inc.	1,901
40	PSS World Medical, Inc. (a)	895
230	Tenet Healthcare Corp. (a)	1,242
13	UnitedHealth Group, Inc.	389
31	WellCare Health Plans, Inc. (a)	1,152
37	WellPoint, Inc. (a)	2,140
		29,615
	Life Sciences Tools & Services — 0.2%
27	Life Technologies Corp. (a)	1,394
	Pharmaceuticals — 3.0%
53	Eli Lilly & Co.	1,901
101	Endo Pharmaceuticals Holdings, Inc. (a)	2,076
84	Forest Laboratories, Inc. (a)	2,685
162	King Pharmaceuticals, Inc. (a)	1,987
86	Medicis Pharmaceutical Corp., Class A	2,330
73	Mylan, Inc. (a)	1,348
27	Perrigo Co.	1,056
132	Pfizer, Inc.	2,395
41	Salix Pharmaceuticals Ltd. (a)	1,031
67	Valeant Pharmaceuticals International (a)	2,126
12	Watson Pharmaceuticals, Inc. (a)	466
		19,401
	Total Health Care	71,081
	Industrials — 13.9%
	Aerospace & Defense — 2.6%
21	Alliant Techsystems, Inc. (a)	1,862
33	Cubic Corp.	1,217
32	Esterline Technologies Corp. (a)	1,310
29	General Dynamics Corp.	2,001
39	ITT Corp.	1,940
26	L-3 Communications Holdings, Inc.	2,227
18	Lockheed Martin Corp.	1,341
35	Northrop Grumman Corp.	1,962
64	Orbital Sciences Corp. (a)	976
34	Raytheon Co.	1,765
		16,601
	Air Freight & Logistics — 0.8%
25	C.H. Robinson Worldwide, Inc.	1,440
9	FedEx Corp.	756
23	United Parcel Service, Inc., Class B	1,295
104	UTi Worldwide, Inc., (United Kingdom)	1,484
		4,975
	Airlines — 0.8%
298	AirTran Holdings, Inc. (a)	1,555
56	Alaska Air Group, Inc. (a)	1,928
42	Allegiant Travel Co. (a)	1,964
		5,447
	Building Products — 0.6%
47	Armstrong World Industries, Inc. (a)	1,824
155	Masco Corp.	2,137
		3,961
	Commercial Services & Supplies — 0.7%
21	Brink’s Co. (The)	520
16	HNI Corp.	449
46	Pitney Bowes, Inc.	1,054
104	R.R. Donnelley & Sons Co.	2,312
		4,335
	Construction & Engineering — 1.7%
95	EMCOR Group, Inc. (a)	2,559
10	Fluor Corp.	430
107	KBR, Inc.	2,025
72	Shaw Group, Inc. (The) (a)	2,074
99	Tutor Perini Corp. (a)	1,794
42	URS Corp. (a)	1,871
		10,753
	Electrical Equipment — 1.2%
11	Cooper Industries Ltd., Class A	449
89	EnerSys (a)	1,945
49	General Cable Corp. (a)	1,448
39	Hubbell, Inc., Class B	1,866
62	Thomas & Betts Corp. (a)	2,232
		7,940

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Industrial Conglomerates — 0.6%
49	Carlisle Cos., Inc.	1,670
54	Tyco International Ltd., (Switzerland) (a)	1,915
		3,585
	Machinery — 2.6%
51	Bucyrus International, Inc.	2,884
44	Crane Co.	1,352
20	Illinois Tool Works, Inc.	953
46	Ingersoll-Rand plc, (Ireland)	1,653
31	Joy Global, Inc.	1,622
11	Lincoln Electric Holdings, Inc.	597
51	Navistar International Corp. (a)	1,961
60	Oshkosh Corp.	2,207
3	Snap-On, Inc.	116
35	SPX Corp.	1,936
14	Timken Co.	324
10	Valmont Industries, Inc.	764
		16,369
	Marine — 0.2%
39	Kirby Corp. (a)	1,366
	Professional Services — 0.3%
25	Manpower, Inc.	1,361
6	Watson Wyatt Worldwide, Inc., Class A	279
		1,640
	Road & Rail — 1.5%
168	Avis Budget Group, Inc. (a)	2,203
56	Con-way, Inc.	1,965
32	CSX Corp.	1,552
162	Hertz Global Holdings, Inc. (a)	1,931
11	Landstar System, Inc.	428
70	Werner Enterprises, Inc.	1,376
		9,455
	Trading Companies & Distributors — 0.3%
80	WESCO International, Inc. (a)	2,147
	Total Industrials	88,574
	Information Technology — 17.6%
	Communications Equipment — 2.1%
251	ADC Telecommunications, Inc. (a)	1,559
199	Arris Group, Inc. (a)	2,272
71	CommScope, Inc. (a)	1,887
55	Harris Corp.	2,633
62	InterDigital, Inc. (a)	1,644
61	Plantronics, Inc.	1,574
89	Tekelec (a)	1,365
64	Tellabs, Inc. (a)	361
		13,295
	Computers & Peripherals — 2.3%
63	Diebold, Inc.	1,791
64	Lexmark International, Inc., Class A (a)	1,663
45	NetApp, Inc. (a)	1,542
84	SanDisk Corp. (a)	2,442
121	Seagate Technology, (Cayman Islands)	2,203
169	STEC, Inc. (a)	2,768
10	Synaptics, Inc. (a)	297
52	Western Digital Corp. (a)	2,292
		14,998
	Electronic Equipment, Instruments & Components — 2.8%
88	Avnet, Inc. (a)	2,655
97	Benchmark Electronics, Inc. (a)	1,837
250	Celestica, Inc., (Canada) (a)	2,362
296	Flextronics International Ltd., (Singapore) (a)	2,167
129	Ingram Micro, Inc., Class A (a)	2,243
129	Jabil Circuit, Inc.	2,234
51	SYNNEX Corp. (a)	1,556
56	Tech Data Corp. (a)	2,610
		17,664
	Internet Software & Services — 0.4%
6	AOL, Inc. (a)	134
171	EarthLink, Inc.	1,420
133	ValueClick, Inc. (a)	1,348
		2,902
	IT Services — 3.5%
12	Accenture plc, (Ireland), Class A	518
17	Amdocs Ltd., (United Kingdom) (a)	497
106	Broadridge Financial Solutions, Inc.	2,390
24	CACI International, Inc., Class A (a)	1,175
50	Computer Sciences Corp. (a)	2,880
146	Convergys Corp. (a)	1,567
9	DST Systems, Inc. (a)	399
40	Euronet Worldwide, Inc. (a)	886
16	Fidelity National Information Services, Inc.	375
26	Global Payments, Inc.	1,391
26	Hewitt Associates, Inc., Class A (a)	1,095
32	Lender Processing Services, Inc.	1,282
52	NeuStar, Inc., Class A (a)	1,192
83	SAIC, Inc. (a)	1,573
57	Unisys Corp. (a)	2,191

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	IT Services — Continued
83	VeriFone Holdings, Inc. (a)	1,367
51	Wright Express Corp. (a)	1,616
		22,394
	Office Electronics — 0.3%
198	Xerox Corp.	1,679
	Semiconductors & Semiconductor Equipment — 3.5%
334	Amkor Technology, Inc. (a)	2,389
47	Atheros Communications, Inc. (a)	1,599
185	Cypress Semiconductor Corp. (a)	1,958
133	Fairchild Semiconductor International, Inc. (a)	1,325
290	Integrated Device Technology, Inc. (a)	1,873
30	Intersil Corp., Class A	467
292	LSI Corp. (a)	1,756
94	Marvell Technology Group Ltd., (Bermuda) (a)	1,960
247	Micron Technology, Inc. (a)	2,608
13	ON Semiconductor Corp. (a)	118
366	RF Micro Devices, Inc. (a)	1,746
21	Silicon Laboratories, Inc. (a)	1,035
51	STMicroelectronics N.V., (Switzerland), ADR	471
82	Tessera Technologies, Inc. (a)	1,918
233	TriQuint Semiconductor, Inc. (a)	1,395
		22,618
	Software — 2.7%
85	CA, Inc.	1,901
265	Cadence Design Systems, Inc. (a)	1,585
65	Fair Isaac Corp.	1,393
41	Net 1 UEPS Technologies, Inc., (South Africa) (a)	806
390	Novell, Inc. (a)	1,617
29	Pegasystems, Inc.	973
107	Quest Software, Inc. (a)	1,969
45	Rovi Corp. (a)	1,439
101	Symantec Corp. (a)	1,799
25	Synopsys, Inc. (a)	552
152	TIBCO Software, Inc. (a)	1,466
85	Websense, Inc. (a)	1,486
		16,986
	Total Information Technology	112,536
	Materials — 6.2%
	Chemicals — 2.6%
50	Ashland, Inc.	1,983
72	Cabot Corp.	1,881
16	Celanese Corp., Class A	510
30	Eastman Chemical Co.	1,824
65	H.B. Fuller Co.	1,490
47	Huntsman Corp.	526
29	Lubrizol Corp.	2,131
14	Nalco Holding Co.	355
18	NewMarket Corp.	2,119
67	OM Group, Inc. (a)	2,090
74	RPM International, Inc.	1,510
16	Valspar Corp.	446
		16,865
	Containers & Packaging — 1.2%
56	Owens-Illinois, Inc. (a)	1,856
63	Pactiv Corp. (a)	1,529
37	Rock-Tenn Co., Class A	1,882
27	Silgan Holdings, Inc.	1,569
27	Temple-Inland, Inc.	571
		7,407
	Metals & Mining — 1.9%
31	AK Steel Holding Corp.	663
126	Commercial Metals Co.	1,971
20	Freeport-McMoRan Copper & Gold, Inc. (a)	1,604
14	Newmont Mining Corp.	639
56	Reliance Steel & Aluminum Co.	2,401
21	Schnitzer Steel Industries, Inc., Class A	990
51	Steel Dynamics, Inc.	907
20	Walter Energy, Inc.	1,479
115	Worthington Industries, Inc.	1,500
		12,154
	Paper & Forest Products — 0.5%
35	Domtar Corp., (Canada) (a)	1,948
35	International Paper Co.	943
		2,891
	Total Materials	39,317
	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 0.6%
60	AT&T, Inc.	1,694
510	Qwest Communications International, Inc.	2,146
21	tw telecom, inc. (a)	367
		4,207
	Wireless Telecommunication Services — 0.7%
56	Crown Castle International Corp. (a)	2,181
29	Leap Wireless International, Inc. (a)	501
442	Sprint Nextel Corp. (a)	1,619
		4,301
	Total Telecommunication Services	8,508

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Utilities — 5.7%
	Electric Utilities — 1.8%
53	Edison International	1,828
40	FirstEnergy Corp.	1,850
147	NV Energy, Inc.	1,820
83	Pepco Holdings, Inc.	1,399
54	Pinnacle West Capital Corp.	1,989
107	PNM Resources, Inc.	1,355
44	UniSource Energy Corp.	1,426
		11,667
	Gas Utilities — 0.7%
44	ONEOK, Inc.	1,982
28	Southwest Gas Corp.	806
77	UGI Corp.	1,860
		4,648
	Independent Power Producers & Energy Traders — 1.3%
130	AES Corp. (The) (a)	1,735
74	Constellation Energy Group, Inc.	2,612
146	Mirant Corp. (a)	2,235
70	NRG Energy, Inc. (a)	1,646
		8,228
	Multi-Utilities — 1.8%
73	Ameren Corp.	2,047
61	CenterPoint Energy, Inc.	883
139	CMS Energy Corp.	2,184
49	DTE Energy Co.	2,157
74	MDU Resources Group, Inc.	1,752
17	NiSource, Inc.	257
10	PG&E Corp.	429
51	Public Service Enterprise Group, Inc.	1,687
		11,396
	Water Utilities — 0.1%
23	American Water Works Co., Inc.	516
	Total Utilities	36,455
	Total Common Stocks (Cost $470,302)	595,710
Short-Term Investment — 4.8%
	Investment Company — 4.8%
30,808	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $30,808)	30,808
	Total Investments — 98.2% (Cost $501,110)	626,518
	Other Assets in Excess of Liabilities — 1.8%	11,579
	NET ASSETS — 100.0%	$638,097
Short Positions — 93.3%
	Common Stocks — 93.3%
	Consumer Discretionary — 12.3%
	Auto Components — 0.3%
60	BorgWarner, Inc.	1,983
	Automobiles — 0.4%
91	Harley-Davidson, Inc.	2,296
	Distributors — 0.3%
87	LKQ Corp. (a)	1,714
	Diversified Consumer Services — 1.0%
48	Brink’s Home Security Holdings, Inc. (a)	1,571
34	H&R Block, Inc.	765
125	Sotheby’s	2,820
7	Strayer Education, Inc.	1,482
		6,638
	Hotels, Restaurants & Leisure — 2.8%
101	Burger King Holdings, Inc.	1,910
22	Gaylord Entertainment Co. (a)	427
18	International Game Technology	346
66	Las Vegas Sands Corp. (a)	981
18	McDonald’s Corp.	1,118
158	MGM Mirage (a)	1,437
87	Royal Caribbean Cruises Ltd. (a)	2,195
63	Starwood Hotels & Resorts Worldwide, Inc.	2,310
38	Vail Resorts, Inc. (a)	1,455
412	Wendy’s/Arby’s Group, Inc., Class A	1,931
31	Wynn Resorts Ltd.	1,784
60	Yum! Brands, Inc.	2,100
		17,994
	Household Durables — 0.9%
56	Harman International Industries, Inc.	1,992
63	Lennar Corp., Class A	802
78	Pulte Homes, Inc. (a)	776
100	Toll Brothers, Inc. (a)	1,880
		5,450
	Leisure Equipment & Products — 0.5%
155	Brunswick Corp.	1,966
327	Eastman Kodak Co. (a)	1,379
		3,345
	Media — 2.2%
53	Central European Media Enterprises Ltd., (Bermuda), Class A (a)	1,249
78	Discovery Communications, Inc., Class A (a)	2,387
60	DreamWorks Animation SKG, Inc., Class A (a)	2,403
36	Interactive Data Corp.	899

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Media — Continued
85	Lamar Advertising Co., Class A (a)	2,631
15	Meredith Corp.	470
32	Morningstar, Inc. (a)	1,542
266	Sirius XM Radio, Inc. (a)	160
64	Walt Disney Co. (The)	2,068
		13,809
	Multiline Retail — 0.3%
27	99 Cents Only Stores (a)	352
261	Saks, Inc. (a)	1,711
		2,063
	Specialty Retail — 2.7%
67	Abercrombie & Fitch Co., Class A	2,335
118	American Eagle Outfitters, Inc.	1,997
72	CarMax, Inc. (a)	1,753
14	Children’s Place Retail Stores, Inc. (The) (a)	447
9	Guess?, Inc.	369
60	Home Depot, Inc.	1,724
15	J Crew Group, Inc. (a)	671
89	Lowe’s Cos., Inc.	2,071
49	O’Reilly Automotive, Inc. (a)	1,867
33	Tiffany & Co.	1,437
72	Urban Outfitters, Inc. (a)	2,502
		17,173
	Textiles, Apparel & Luxury Goods — 0.9%
9	Columbia Sportswear Co.	367
29	Nike, Inc., Class B	1,924
11	Under Armour, Inc., Class A (a)	303
21	V.F. Corp.	1,504
66	Wolverine World Wide, Inc.	1,810
		5,908
	Total Consumer Discretionary	78,373
	Consumer Staples — 5.6%
	Beverages — 0.9%
10	Brown-Forman Corp., Class B	527
60	Central European Distribution Corp., (Poland) (a)	1,699
41	Coca-Cola Co. (The)	2,311
26	Hansen Natural Corp. (a)	980
		5,517
	Food & Staples Retailing — 1.3%
47	BJ’s Wholesale Club, Inc. (a)	1,546
35	Costco Wholesale Corp.	2,052
12	CVS/Caremark Corp.	375
89	Kroger Co. (The)	1,825
57	Ruddick Corp.	1,472
50	Safeway, Inc.	1,075
		8,345
	Food Products — 2.3%
6	Bunge Ltd.	399
38	Campbell Soup Co.	1,299
24	ConAgra Foods, Inc.	555
71	Corn Products International, Inc.	2,077
84	Flowers Foods, Inc.	2,004
5	Green Mountain Coffee Roasters, Inc. (a)	406
34	JM Smucker Co. (The)	2,088
34	Kellogg Co.	1,810
21	Ralcorp Holdings, Inc. (a)	1,269
70	Smithfield Foods, Inc. (a)	1,068
40	TreeHouse Foods, Inc. (a)	1,560
		14,535
	Household Products — 0.8%
34	Church & Dwight Co., Inc.	2,036
16	Colgate-Palmolive Co.	1,349
31	Energizer Holdings, Inc. (a)	1,897
		5,282
	Personal Products — 0.3%
62	Avon Products, Inc.	1,945
7	Mead Johnson Nutrition Co., Class A	308
		2,253
	Total Consumer Staples	35,932
	Energy — 7.0%
	Energy Equipment & Services — 2.3%
23	Baker Hughes, Inc.	935
47	Dril-Quip, Inc. (a)	2,665
40	Helmerich & Payne, Inc.	1,581
122	Key Energy Services, Inc. (a)	1,068
38	Schlumberger Ltd.	2,503
69	Smith International, Inc.	1,867
71	Superior Energy Services, Inc. (a)	1,720
117	Weatherford International Ltd., (Switzerland) (a)	2,103
		14,442
	Oil, Gas & Consumable Fuels — 4.7%
19	Alpha Natural Resources, Inc. (a)	822
22	Anadarko Petroleum Corp.	1,367
21	Arch Coal, Inc.	464
13	Bill Barrett Corp. (a)	412
49	Cimarex Energy Co.	2,602

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
13	CNX Gas Corp. (a)	394
22	Comstock Resources, Inc. (a)	879
33	Concho Resources, Inc. (a)	1,485
24	Continental Resources, Inc. (a)	1,030
68	Forest Oil Corp. (a)	1,502
55	Goodrich Petroleum Corp. (a)	1,334
18	Mariner Energy, Inc. (a)	210
24	Nordic American Tanker Shipping, (Bermuda)	709
83	Patriot Coal Corp. (a)	1,277
64	Penn Virginia Corp.	1,359
99	PetroHawk Energy Corp. (a)	2,374
33	Plains Exploration & Production Co. (a)	916
26	Range Resources Corp.	1,310
133	Spectra Energy Corp.	2,720
44	Sunoco, Inc.	1,135
44	Teekay Corp., (Canada)	1,016
54	Valero Energy Corp.	913
107	W&T Offshore, Inc.	1,256
37	Whiting Petroleum Corp. (a)	2,626
		30,112
	Total Energy	44,554
	Financials — 11.2%
	Capital Markets — 3.0%
5	Affiliated Managers Group, Inc. (a)	351
99	Charles Schwab Corp. (The)	1,869
1,296	E*Trade Financial Corp. (a)	2,267
22	Greenhill & Co., Inc.	1,798
84	Invesco Ltd.	1,968
146	Janus Capital Group, Inc.	1,960
35	KBW, Inc. (a)	970
64	Legg Mason, Inc.	1,931
33	Morgan Stanley	974
31	Piper Jaffray Cos. (a)	1,550
29	Stifel Financial Corp. (a)	1,715
17	T. Rowe Price Group, Inc.	909
26	TD AMERITRADE Holding Corp. (a)	497
		18,759
	Commercial Banks — 3.2%
469	CapitalSource, Inc.	1,861
203	Fifth Third Bancorp	1,975
151	First Horizon National Corp. (a)	2,022
124	Glacier Bancorp, Inc.	1,701
477	Huntington Bancshares, Inc.	1,741
324	KeyCorp	1,797
280	Marshall & Ilsley Corp.	1,527
33	PrivateBancorp, Inc.	297
309	Regions Financial Corp.	1,637
13	Signature Bank (a)	426
75	SunTrust Banks, Inc.	1,516
997	Synovus Financial Corp.	2,043
3	Wilmington Trust Corp.	34
154	Zions Bancorp	1,975
		20,552
	Diversified Financial Services — 0.8%
19	Bank of America Corp.	288
4	CME Group, Inc.	1,253
17	IntercontinentalExchange, Inc. (a)	1,905
71	Moody’s Corp.	1,910
		5,356
	Insurance — 2.2%
51	AON Corp.	1,960
91	Arthur J. Gallagher & Co.	2,050
58	Brown & Brown, Inc.	1,042
16	Cincinnati Financial Corp.	421
38	Genworth Financial, Inc., Class A (a)	428
10	Hanover Insurance Group, Inc. (The)	445
6	Markel Corp. (a)	2,050
19	Marsh & McLennan Cos., Inc.	431
177	Old Republic International Corp.	1,782
37	Reinsurance Group of America, Inc.	1,741
58	Zenith National Insurance Corp.	1,712
		14,062
	Real Estate Investment Trusts (REITs) — 0.7%
11	Boston Properties, Inc.	738
51	DCT Industrial Trust, Inc.	254
22	Home Properties, Inc.	1,037
32	Kimco Realty Corp.	431
75	ProLogis	1,032
14	Regency Centers Corp.	477
30	UDR, Inc.	501
		4,470
	Real Estate Management & Development — 0.1%
64	Brookfield Properties Corp., (Canada)	780
	Thrifts & Mortgage Finance — 1.2%
158	Astoria Financial Corp.	1,958
146	First Niagara Financial Group, Inc.	2,029
41	Ocwen Financial Corp. (a)	397
104	People’s United Financial, Inc.	1,734

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Thrifts & Mortgage Finance — Continued
85	Washington Federal, Inc.	1,653
		7,771
	Total Financials	71,750
	Health Care — 10.7%
	Biotechnology — 1.9%
33	Acorda Therapeutics, Inc. (a)	825
44	AMAG Pharmaceuticals, Inc. (a)	1,689
37	Genzyme Corp. (a)	1,809
33	Human Genome Sciences, Inc. (a)	1,000
31	Myriad Genetics, Inc. (a)	798
29	OSI Pharmaceuticals, Inc. (a)	890
87	Savient Pharmaceuticals, Inc. (a)	1,187
58	United Therapeutics Corp. (a)	3,061
18	Vertex Pharmaceuticals, Inc. (a)	754
		12,013
	Health Care Equipment & Supplies — 3.4%
14	Alcon, Inc., (Switzerland)	2,234
31	Baxter International, Inc.	1,807
13	Cooper Cos., Inc. (The)	498
69	DENTSPLY International, Inc.	2,421
29	Edwards Lifesciences Corp. (a)	2,516
6	Haemonetics Corp. (a)	351
54	Masimo Corp. (a)	1,651
69	Meridian Bioscience, Inc.	1,489
12	St. Jude Medical, Inc. (a)	440
37	Stryker Corp.	1,844
70	Thoratec Corp. (a)	1,886
10	Varian Medical Systems, Inc. (a)	482
45	West Pharmaceutical Services, Inc.	1,759
38	Zimmer Holdings, Inc. (a)	2,272
		21,650
	Health Care Providers & Services — 2.1%
79	AMERIGROUP Corp. (a)	2,135
95	Brookdale Senior Living, Inc. (a)	1,727
19	Chemed Corp.	915
19	CIGNA Corp.	665
6	Express Scripts, Inc. (a)	490
30	Henry Schein, Inc. (a)	1,582
36	Owens & Minor, Inc.	1,561
77	Patterson Cos., Inc. (a)	2,151
57	Psychiatric Solutions, Inc. (a)	1,214
52	VCA Antech, Inc. (a)	1,291
		13,731
	Health Care Technology — 1.5%
96	Allscripts-Misys Healthcare Solutions, Inc. (a)	1,942
51	athenahealth, Inc. (a)	2,301
30	Cerner Corp. (a)	2,468
126	Eclipsys Corp. (a)	2,325
11	Quality Systems, Inc.	689
		9,725
	Life Sciences Tools & Services — 1.4%
13	Charles River Laboratories International, Inc. (a)	435
39	Covance, Inc. (a)	2,109
23	Dionex Corp. (a)	1,715
93	Parexel International Corp. (a)	1,305
63	Pharmaceutical Product Development, Inc.	1,482
26	Techne Corp.	1,752
		8,798
	Pharmaceuticals — 0.4%
8	Abbott Laboratories	444
61	Auxilium Pharmaceuticals, Inc. (a)	1,836
		2,280
	Total Health Care	68,197
	Industrials — 16.7%
	Aerospace & Defense — 1.3%
32	Boeing Co.	1,724
46	Curtiss-Wright Corp.	1,432
27	Hexcel Corp. (a)	351
21	Precision Castparts Corp.	2,354
124	Spirit Aerosystems Holdings, Inc., Class A (a)	2,459
		8,320
	Airlines — 1.4%
185	AMR Corp. (a)	1,433
163	Continental Airlines, Inc., Class B (a)	2,919
145	Delta Air Lines, Inc. (a)	1,648
67	JetBlue Airways Corp. (a)	368
230	Southwest Airlines Co.	2,633
		9,001
	Building Products — 0.5%
60	Simpson Manufacturing Co., Inc.	1,625
132	USG Corp. (a)	1,851
		3,476
	Commercial Services & Supplies — 2.7%
31	Clean Harbors, Inc. (a)	1,855
52	Copart, Inc. (a)	1,916
89	Corrections Corp. of America (a)	2,193
112	Covanta Holding Corp. (a)	2,025

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Commercial Services & Supplies — Continued
51	GEO Group, Inc. (The) (a)	1,115
58	Iron Mountain, Inc. (a)	1,318
81	Republic Services, Inc.	2,299
30	Stericycle, Inc. (a)	1,675
60	Waste Connections, Inc. (a)	2,015
28	Waste Management, Inc.	931
		17,342
	Construction & Engineering — 0.2%
45	Quanta Services, Inc. (a)	935
	Electrical Equipment — 2.1%
52	American Superconductor Corp. (a)	2,118
48	AMETEK, Inc.	1,854
69	Baldor Electric Co.	1,950
14	First Solar, Inc. (a)	1,923
22	Rockwell Automation, Inc.	1,046
27	Roper Industries, Inc.	1,420
34	SunPower Corp., Class A (a)	806
86	Woodward Governor Co.	2,223
		13,340
	Industrial Conglomerates — 0.7%
8	3M Co.	622
119	General Electric Co.	1,802
107	Textron, Inc.	2,007
		4,431
	Machinery — 4.5%
83	Actuant Corp., Class A	1,546
63	AGCO Corp. (a)	2,026
39	Caterpillar, Inc.	2,215
52	CLARCOR, Inc.	1,690
37	Deere & Co.	2,003
18	Donaldson Co., Inc.	785
40	ESCO Technologies, Inc.	1,420
67	Graco, Inc.	1,921
59	Kaydon Corp.	2,120
67	Kennametal, Inc.	1,746
171	Manitowoc Co., Inc. (The)	1,702
7	Middleby Corp. (a)	321
33	Nordson Corp.	2,009
57	PACCAR, Inc.	2,071
30	Parker Hannifin Corp.	1,623
15	Pentair, Inc.	483
86	Terex Corp. (a)	1,704
36	Wabtec Corp.	1,458
		28,843
	Professional Services — 1.3%
15	Dun & Bradstreet Corp.	1,276
48	Equifax, Inc.	1,485
37	IHS, Inc., Class A (a)	2,046
117	Monster Worldwide, Inc. (a)	2,029
59	Robert Half International, Inc.	1,572
		8,408
	Road & Rail — 1.4%
32	Genesee & Wyoming, Inc., Class A (a)	1,053
40	Heartland Express, Inc.	605
45	J.B. Hunt Transport Services, Inc.	1,450
85	Kansas City Southern (a)	2,825
14	Norfolk Southern Corp.	733
46	Old Dominion Freight Line, Inc. (a)	1,417
21	Ryder System, Inc.	870
		8,953
	Trading Companies & Distributors — 0.6%
10	Applied Industrial Technologies, Inc.	211
56	Fastenal Co.	2,347
26	Watsco, Inc.	1,260
		3,818
	Total Industrials	106,867
	Information Technology — 14.5%
	Communications Equipment — 1.5%
64	Adtran, Inc.	1,434
108	Ciena Corp. (a)	1,172
38	Comtech Telecommunications Corp. (a)	1,331
78	Juniper Networks, Inc. (a)	2,084
159	Palm, Inc. (a)	1,592
61	Polycom, Inc. (a)	1,529
28	Riverbed Technology, Inc. (a)	638
		9,780
	Computers & Peripherals — 0.3%
36	Dell, Inc. (a)	523
59	QLogic Corp. (a)	1,112
		1,635
	Electronic Equipment, Instruments & Components — 1.4%
46	Amphenol Corp., Class A	2,145
37	Corning, Inc.	711
31	Itron, Inc. (a)	2,073
61	National Instruments Corp.	1,809
82	Trimble Navigation Ltd. (a)	2,071
		8,809

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Internet Software & Services — 1.8%
86	Akamai Technologies, Inc. (a)	2,177
93	eBay, Inc. (a)	2,185
4	Google, Inc., Class A (a)	2,368
73	IAC/InterActiveCorp. (a)	1,489
51	j2 Global Communications, Inc. (a)	1,029
22	Rackspace Hosting, Inc. (a)	455
100	Yahoo!, Inc. (a)	1,677
		11,380
	IT Services — 1.5%
8	Alliance Data Systems Corp. (a)	538
22	Automatic Data Processing, Inc.	938
109	Cybersource Corp. (a)	2,183
88	Gartner, Inc. (a)	1,579
58	Paychex, Inc.	1,787
192	Sapient Corp. (a)	1,591
1	SRA International, Inc., Class A (a)	10
29	Total System Services, Inc.	502
9	Visa, Inc., Class A	756
		9,884
	Office Electronics — 0.2%
39	Zebra Technologies Corp., Class A (a)	1,113
	Semiconductors & Semiconductor Equipment — 4.2%
88	Advanced Micro Devices, Inc. (a)	848
95	Altera Corp.	2,155
67	Analog Devices, Inc.	2,116
157	Applied Materials, Inc.	2,195
407	Atmel Corp. (a)	1,877
51	Cymer, Inc. (a)	1,965
85	FormFactor, Inc. (a)	1,841
25	Hittite Microwave Corp. (a)	1,027
27	Intel Corp.	544
40	KLA-Tencor Corp.	1,457
60	Lam Research Corp. (a)	2,337
33	Linear Technology Corp.	998
94	Maxim Integrated Products, Inc.	1,910
141	MEMC Electronic Materials, Inc. (a)	1,920
19	Microchip Technology, Inc.	562
32	National Semiconductor Corp.	489
32	PMC-Sierra, Inc. (a)	277
57	Varian Semiconductor Equipment Associates, Inc. (a)	2,035
		26,553
	Software — 3.6%
14	Activision Blizzard, Inc. (a)	154
47	Adobe Systems, Inc. (a)	1,738
54	ANSYS, Inc. (a)	2,326
17	Blackboard, Inc. (a)	793
50	Citrix Systems, Inc. (a)	2,068
40	Concur Technologies, Inc. (a)	1,728
52	Electronic Arts, Inc. (a)	926
86	Informatica Corp. (a)	2,231
11	McAfee, Inc. (a)	460
89	Parametric Technology Corp. (a)	1,459
44	Red Hat, Inc. (a)	1,366
75	SolarWinds, Inc. (a)	1,719
62	Solera Holdings, Inc.	2,236
190	Take-Two Interactive Software, Inc. (a)	1,912
46	VMware, Inc., Class A (a)	1,928
		23,044
	Total Information Technology	92,198
	Materials — 6.9%
	Chemicals — 2.6%
16	Air Products & Chemicals, Inc.	1,310
63	Albemarle Corp.	2,305
99	Calgon Carbon Corp. (a)	1,381
34	E.l. du Pont de Nemours & Co.	1,146
22	FMC Corp.	1,245
66	Intrepid Potash, Inc. (a)	1,936
21	Monsanto Co.	1,735
32	Mosaic Co. (The)	1,885
14	Olin Corp.	238
22	Praxair, Inc.	1,739
66	Sensient Technologies Corp.	1,748
		16,668
	Construction Materials — 1.3%
68	Eagle Materials, Inc.	1,775
24	Martin Marietta Materials, Inc.	2,185
59	Texas Industries, Inc.	2,053
39	Vulcan Materials Co.	2,060
		8,073
	Containers & Packaging — 1.0%
45	Aptargroup, Inc.	1,604
47	Greif, Inc., Class A	2,538
80	Packaging Corp. of America	1,851
		5,993
	Metals & Mining — 1.6%
149	Alcoa, Inc.	2,397
10	Cliffs Natural Resources, Inc.	445

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Metals & Mining — Continued
121	Coeur d’Alene Mines Corp. (a)	2,182
13	Compass Minerals International, Inc.	882
26	Royal Gold, Inc.	1,211
108	Titanium Metals Corp. (a)	1,346
33	United States Steel Corp.	1,837
		10,300
	Paper & Forest Products — 0.4%
62	Weyerhaeuser Co.	2,688
	Total Materials	43,722
	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.0%
230	Clearwire Corp., Class A (a)	1,553
99	Frontier Communications Corp.	773
1,240	Level 3 Communications, Inc. (a)	1,897
47	Verizon Communications, Inc.	1,555
35	Windstream Corp.	387
		6,165
	Wireless Telecommunication Services — 0.7%
54	American Tower Corp., Class A (a)	2,352
25	NII Holdings, Inc. (a)	834
88	Syniverse Holdings, Inc. (a)	1,546
		4,732
	Total Telecommunication Services	10,897
	Utilities — 6.7%
	Electric Utilities — 2.8%
41	Allete, Inc.	1,353
100	Cleco Corp.	2,721
61	Duke Energy Corp.	1,048
24	Entergy Corp.	1,967
104	Great Plains Energy, Inc.	2,019
83	Hawaiian Electric Industries, Inc.	1,732
104	Northeast Utilities	2,684
9	PPL Corp.	297
60	Southern Co.	2,009
89	Westar Energy, Inc.	1,944
		17,774
	Gas Utilities — 1.5%
16	AGL Resources, Inc.	602
70	EQT Corp.	3,062
47	Northwest Natural Gas Co.	2,123
78	Piedmont Natural Gas Co., Inc.	2,097
42	South Jersey Industries, Inc.	1,622
		9,506
	Independent Power Producers & Energy Traders — 0.6%
65	Calpine Corp. (a)	714
457	Dynegy, Inc., Class A (a)	827
357	RRI Energy, Inc. (a)	2,042
		3,583
	Multi-Utilities — 1.8%
44	Black Hills Corp.	1,169
47	Consolidated Edison, Inc.	2,115
41	Integrys Energy Group, Inc.	1,732
67	OGE Energy Corp.	2,486
51	SCANA Corp.	1,933
12	Sempra Energy	685
18	Vectren Corp.	433
23	Wisconsin Energy Corp.	1,165
		11,718
	Total Utilities	42,581
	Total Common Stocks (Cost $577,941)	595,071
	Rights — 0.0% (g)
	Health Care — 0.0% (g)
1	Fresenius Kabi Pharmaceuticals Holding, Inc., (Germany), expiring 06/30/11 (a)	—	(h)
	Telecommunication Services — 0.0% (g)
235	Clearwire Corp., expiring 06/21/10 (a)	94
	Total Rights (Cost $—)	94
	Total Short Positions (Proceeds $577,941)	$595,165

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 94.3%
	Consumer Discretionary — 13.7%
	Distributors — 1.1%
130	Genuine Parts Co.	4,935
	Hotels, Restaurants & Leisure — 0.5%
270	Monarch Casino & Resort, Inc. (a)	2,187
	Household Durables — 1.1%
109	Fortune Brands, Inc.	4,696
	Internet & Catalog Retail — 1.1%
195	Expedia, Inc. (a)	5,013
	Media — 4.1%
455	AH Belo Corp., Class A (a)	2,622
357	Belo Corp., Class A	1,943
30	Cablevision Systems Corp., Class A	785
269	Clear Channel Outdoor Holdings, Inc., Class A (a)	2,794
255	Entercom Communications Corp., Class A (a)	1,803
226	Gannett Co., Inc.	3,360
250	LIN TV Corp., Class A (a)	1,115
9	Washington Post Co. (The), Class B	4,000
		18,422
	Multiline Retail — 0.9%
50	Sears Holdings Corp. (a)	4,173
	Specialty Retail — 4.9%
42	AutoZone, Inc. (a)	6,639
350	Gap, Inc. (The)	7,322
180	Home Depot, Inc.	5,207
72	TJX Cos., Inc.	2,628
		21,796
	Total Consumer Discretionary	61,222
	Consumer Staples — 5.8%
	Beverages — 0.8%
51	Diageo plc, (United Kingdom), ADR	3,547
	Food & Staples Retailing — 2.0%
100	Great Atlantic & Pacific Tea Co. (a)	1,179
70	Safeway, Inc.	1,488
165	Walgreen Co.	6,059
		8,726
	Food Products — 2.4%
138	JM Smucker Co. (The)	8,503
63	McCormick & Co., Inc. (Non-Voting)	2,269
		10,772
	Tobacco — 0.6%
148	Altria Group, Inc.	2,895
	Total Consumer Staples	25,940
	Energy — 13.9%
	Energy Equipment & Services — 1.2%
219	RPC, Inc.	2,278
44	SEACOR Holdings, Inc. (a)	3,332
		5,610
	Oil, Gas & Consumable Fuels — 12.7%
91	CVR Energy, Inc. (a)	621
159	Devon Energy Corp.	11,701
170	El Paso Corp.	1,671
175	Energy Transfer Equity LP	5,342
200	Enterprise GP Holdings LP	7,802
69	Kinder Morgan Management LLC (a)	3,750
239	NuStar GP Holdings LLC	6,434
460	Teekay Corp., (Canada)	10,677
420	Williams Cos., Inc. (The)	8,854
		56,852
	Total Energy	62,462
	Financials — 35.3%
	Capital Markets — 3.1%
46	Ameriprise Financial, Inc.	1,786
91	Artio Global Investors, Inc. (a)	2,322
202	Charles Schwab Corp. (The)	3,792
210	W.P. Carey & Co. LLC	5,798
		13,698
	Commercial Banks — 7.0%
45	BB&T Corp.	1,142
60	M&T Bank Corp.	4,013
245	SunTrust Banks, Inc.	4,967
343	Synovus Financial Corp.	704
72	TCF Financial Corp.	974
63	U.S. Bancorp	1,420
335	United Community Banks, Inc. (a)	1,134
570	Wells Fargo & Co.	15,387
135	Wilmington Trust Corp.	1,670
		31,411
	Consumer Finance — 1.2%
42	American Express Co.	1,682
102	Capital One Financial Corp.	3,903
		5,585
	Diversified Financial Services — 1.5%
240	Bank of America Corp.	3,614
898	Citigroup, Inc.	2,973
		6,587

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   45

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Insurance — 15.7%
148		Assurant, Inc.	4,369
—	(h)	Berkshire Hathaway, Inc., Class A (a)	10,714
287		Cincinnati Financial Corp.	7,541
118		Genworth Financial, Inc., Class A (a)	1,336
401		Loews Corp.	14,584
195		MetLife, Inc.	6,900
780		Old Republic International Corp.	7,831
213		OneBeacon Insurance Group Ltd., Class A	2,936
15		PartnerRe Ltd., (Bermuda)	1,120
60		ProAssurance Corp. (a)	3,228
103		Transatlantic Holdings, Inc.	5,388
170		W.R. Berkley Corp.	4,184
			70,131
		Real Estate Investment Trusts (REITs) — 5.2%
295		Agree Realty Corp.	6,861
342		Cousins Properties, Inc.	2,607
136		Getty Realty Corp.	3,196
156		Kimco Realty Corp.	2,104
154		National Health Investors, Inc.	5,711
84		Regency Centers Corp.	2,952
			23,431
		Real Estate Management & Development — 1.6%
224		Brookfield Asset Management, Inc., (Canada), Class A	4,960
176		Brookfield Properties Corp., (Canada)	2,134
			7,094
		Total Financials	157,937
		Health Care — 9.1%
		Health Care Equipment & Supplies — 0.9%
54		Becton, Dickinson & Co.	4,243
		Health Care Providers & Services — 3.3%
188		AmerisourceBergen Corp.	4,912
121		Lincare Holdings, Inc. (a)	4,480
150		National Healthcare Corp.	5,399
			14,791
		Pharmaceuticals — 4.9%
167		Bristol-Myers Squibb Co.	4,222
207		Merck & Co., Inc.	7,556
42		Novartis AG, (Switzerland), ADR	2,270
425		Pfizer, Inc.	7,731
			21,779
		Total Health Care	40,813
		Industrials — 3.9%
		Electrical Equipment — 0.4%
75		Baldor Electric Co.	2,107
		Industrial Conglomerates — 1.5%
195		Carlisle Cos., Inc.	6,667
		Machinery — 1.6%
90		Crane Co.	2,756
50		Kennametal, Inc.	1,296
85		Oshkosh Corp.	3,136
			7,188
		Trading Companies & Distributors — 0.4%
60		GATX Corp.	1,725
		Total Industrials	17,687
		Information Technology — 1.7%
		Communications Equipment — 0.4%
40		QUALCOMM, Inc.	1,850
		Software — 1.3%
138		Microsoft Corp.	4,217
64		Synopsys, Inc. (a)	1,435
			5,652
		Total Information Technology	7,502
		Materials — 1.0%
		Chemicals — 1.0%
124		Albemarle Corp.	4,503
		Telecommunication Services — 4.0%
		Diversified Telecommunication Services — 2.2%
200		Alaska Communications Systems Group, Inc.	1,596
161		AT&T, Inc.	4,513
84		CenturyTel, Inc.	3,034
79		Windstream Corp.	873
			10,016
		Wireless Telecommunication Services — 1.8%
267		Telephone & Data Systems, Inc.	8,075
		Total Telecommunication Services	18,091
		Utilities — 5.9%
		Electric Utilities — 2.0%
130		American Electric Power Co., Inc.	4,523
132		Southern Co.	4,398
			8,921
		Gas Utilities — 2.9%
85		Energen Corp.	3,978
200		ONEOK, Inc.	8,914
			12,892

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Independent Power Producers & Energy Traders — 0.4%
81	TransAlta Corp., (Canada)	1,806
	Multi-Utilities — 0.6%
64	PG&E Corp.	2,858
	Total Utilities	26,477
	Total Common Stocks (Cost $368,349)	422,634
Investment Company — 1.8%
506	Cohen & Steers Select Utility Fund, Inc. (Cost $8,310)	8,074
Preferred Stock — 0.2%
	Financials — 0.2%
	Diversified Financial Services — 0.2%
69	Bank of America Corp., 10.000%, 12/31/49 (Cost $1,029) (a) (x)	1,024
Short-Term Investment — 3.1%
	Investment Company — 3.1%
13,690	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $13,690)	13,690
	Total Investments — 99.4% (Cost $391,378)	445,422
	Other Assets in Excess of Liabilities — 0.6%	2,539
	NET ASSETS — 100.0%	$447,961

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   47

JPMorgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

ADR—	American Depositary Receipt

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2009.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(j)—	All or a portion of these securities are segregated for short sales.

(l)—	The rate shown is the current yield as of December 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   49

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$775,914	$334,329	$1,394,870
Investments in affiliates, at value	228,091	83,790	35,989
Total investment securities, at value	1,004,005	418,119	1,430,859
Cash	31	22	53
Receivables:
Investment securities sold	3,712	374	—
Fund shares sold	1,488	2,025	2,444
Interest and dividends	570	367	603
Securities lending income	—	—	37
Total Assets	1,009,806	420,907	1,433,996

LIABILITIES:
Payables:
Investment securities purchased	—	162	785
Collateral for securities lending program	221,599	72,813	26,521
Fund shares redeemed	956	434	8,238
Accrued liabilities:
Investment advisory fees	425	183	767
Administration fees	65	22	99
Shareholder servicing fees	153	— (a)	71
Distribution fees	32	— (a)	168
Custodian and accounting fees	14	16	24
Trustees’ and Chief Compliance Officer’s fees	7	6	29
Reorganization expense	—	—	— (a)
Other	145	59	766
Total Liabilities	223,396	73,695	37,468
Net Assets	$786,410	$347,212	$1,396,528

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid in capital	$837,937	$345,112	$1,435,046
Accumulated undistributed (distributions in excess of) net investment income	(443)	(25)	(2,930)
Accumulated net realized gains (losses)	(204,159)	(58,974)	(347,645)
Net unrealized appreciation (depreciation)	153,075	61,099	312,057
Total Net Assets	$786,410	$347,212	$1,396,528

Net Assets:
Class A	$106,322	$74	$614,950
Class B	3,822	—	30,346
Class C	13,154	55	28,277
Class R2	—	—	66
Class R5	64,718	—	—
Select Class	598,394	347,083	722,889
Total	$786,410	$347,212	$1,396,528
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	14,764	3	35,795
Class B	568	—	2,234
Class C	1,952	2	1,823
Class R2	—	—	4
Class R5	8,884	—	—
Select Class	82,322	14,694	39,458

Net Asset Value:
Class A — Redemption price per share	$7.20	$23.62	$17.18
Class B — Offering price per share (b)	6.73	—	13.58
Class C — Offering price per share (b)	6.74	23.63	15.51
Class R2 — Offering and redemption price per share	—	—	18.28
Class R5 — Offering and redemption price per share	7.28	—	—
Select Class — Offering and redemption price per share	7.27	23.62	18.32
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$7.60	$24.93	$18.13

Cost of investments in non-affiliates	$622,839	$273,230	$1,082,813
Cost of investments in affiliates	228,091	83,790	35,989
Value of securities on loan	214,463	70,474	25,646

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   51

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$5,091,298	$595,710	$431,732
Investments in affiliates, at value	234,643	30,808	13,690
Total investment securities, at value	5,325,941	626,518	445,422
Cash	505	—	25
Deposits at broker for securities sold short	—	602,001	—
Receivables:
Investment securities sold	12,288	—	1,752
Fund shares sold	7,322	7,238	1,580
Interest and dividends	9,235	479	1,271
Securities lending income	168	—	—
Total Assets	5,355,459	1,236,236	450,050

LIABILITIES:
Payables:
Due to custodian	—	590	—
Dividends for securities sold short	—	475	—
Interest expense for securities sold short	—	142	—
Investment securities purchased	2,226	—	38
Securities sold short, at value	—	595,165	—
Collateral for securities lending program	123,749	—	—
Fund shares redeemed	36,365	899	1,420
Accrued liabilities:
Investment advisory fees	2,396	592	216
Administration fees	286	37	13
Shareholder servicing fees	689	13	70
Distribution fees	680	57	105
Custodian and accounting fees	80	3	16
Trustees’ and Chief Compliance Officer’s fees	13	7	1
Other	1,430	159	210
Total Liabilities	167,914	598,139	2,089
Net Assets	$5,187,545	$638,097	$447,961

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$5,518,975	$685,229	$490,847
Accumulated undistributed (distributions in excess of) net investment income	34,534	(4,706)	1,029
Accumulated net realized gains (losses)	(777,627)	(150,610)	(97,959)
Net unrealized appreciation (depreciation)	411,663	108,184	54,044
Total Net Assets	$5,187,545	$638,097	$447,961

Net Assets:
Class A	$1,845,089	$82,782	$152,359
Class B	116,411	10,213	—
Class C	337,190	50,988	114,792
Class R2	771	—	—
Institutional Class	1,816,719	—	111,889
Select Class	1,071,365	494,114	68,921
Total	$5,187,545	$638,097	$447,961

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	97,182	8,247	9,973
Class B	6,290	1,042	—
Class C	18,166	5,196	7,519
Class R2	41	—	—
Institutional Class	94,335	—	7,333
Select Class	56,012	48,887	4,504

Net Asset Value:
Class A — Redemption price per share	$18.99	$10.04	$15.28
Class B — Offering price per share (a)	18.51	9.80	—
Class C — Offering price per share (a)	18.56	9.81	15.27
Class R2 — Offering and redemption price per share	18.73	—	—
Institutional Class — Offering and redemption price per share	19.26	—	15.26
Select Class — Offering and redemption price per share	19.13	10.11	15.30
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$20.04	$10.60	$16.13

Cost of investments in non-affiliates	$4,679,635	$470,302	$377,688
Cost of investments in affiliates	234,643	30,808	13,690
Value of securities on loan	120,152	—	—
Proceeds from securities sold short	—	577,941	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   53

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund		Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,206		$2,068		$4,428
Interest income from affiliates	—	(a)	—	(a)	—	(a)
Dividend income from affiliates	12		10		18
Income from securities lending (net)	226		62		353
Total investment income	3,444		2,140		4,799

EXPENSES:
Investment advisory fees	2,300		888		4,316
Administration fees	348		134		653
Distribution fees:
Class A	112		—	(a)	736
Class B	14		—		115
Class C	43		—	(a)	103
Class R2	—		—		—	(a)
Shareholder servicing fees:
Class A	112		—	(a)	736
Class B	5		—		38
Class C	14		—	(a)	34
Class R2	—		—		—	(a)
Class R5	15		—		—
Select Class	681		342		851
Custodian and accounting fees	31		27		39
Interest expense to affiliates	—		—		—	(a)
Professional fees	30		27		30
Trustees’ and Chief Compliance Officer’s fees	4		2		7
Printing and mailing costs	44		14		163
Registration and filing fees	39		31		118
Transfer agent fees	68		120		911
Other	28		4		—
Total expenses	3,888		1,589		8,850
Less amounts waived	(9)		(366)		(1,528)
Less earnings credits	—	(a)	—	(a)	—	(a)
Net expenses	3,879		1,223		7,322
Net investment income (loss)	(435)		917		(2,523)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	12,693		136		7,652
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	130,244		56,376		290,603
Net realized/unrealized gains (losses)	142,937		56,512		298,255
Change in net assets resulting from operations	$142,502		$57,429		$295,732

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$—
Dividend income from non-affiliates	57,058	4,667	5,803
Interest income from affiliates	— (a)	1	—
Dividend income from affiliates	145	48	14
Income from securities lending (net)	3,419	—	—
Total investment income	60,622	4,718	5,817

EXPENSES:
Investment advisory fees	15,822	4,049	1,309
Administration fees	2,393	319	198
Distribution fees:
Class A	2,237	98	170
Class B	438	43	—
Class C	1,239	214	413
Class R2	1	—	—
Shareholder servicing fees:
Class A	2,237	98	170
Class B	146	14	—
Class C	413	71	138
Class R2	1	—	—
Institutional Class	840	—	47
Select Class	1,189	626	78
Custodian and accounting fees	134	36	20
Professional fees	24	28	26
Trustees’ and Chief Compliance Officer’s fees	24	3	2
Printing and mailing costs	578	52	53
Registration and filing fees	118	21	33
Transfer agent fees	2,738	152	205
Dividend expense on securities sold short	—	4,109	—
Interest expense on securities sold short	—	816	—
Other	153	11	5
Total expenses	30,725	10,760	2,867
Less amounts waived	(4,815)	(1,372)	(398)
Less earnings credits	— (a)	— (a)	— (a)
Net expenses	25,910	9,388	2,469
Net investment income (loss)	34,712	(4,670)	3,348

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(89,305)	62,279	(15,768)
Securities sold short	—	(38,214)	—
Net realized gain (loss)	(89,305)	24,065	(15,768)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,092,555	79,961	108,626
Securities sold short	—	(109,670)	—
Change in net unrealized appreciation (depreciation)	1,092,555	(29,709)	108,626
Net realized/unrealized gains (losses)	1,003,250	(5,644)	92,858
Change in net assets resulting from operations	$1,037,962	$(10,314)	$96,206

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(435)	$(1,219)	$917	$1,629
Net realized gain (loss)	12,693	(150,688)	136	(56,735)
Change in net unrealized appreciation (depreciation)	130,244	2,343	56,376	(18,862)
Change in net assets resulting from operations	142,502	(149,564)	57,429	(73,968)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (b)
From net investment income	—	—	— (a)	—
Class C (b)
From net investment income	—	—	— (a)	—
Select Class
From net investment income	—	—	(913)	(1,590)
From net realized gains	—	—	—	(10,014)
Total distributions to shareholders	—	—	(913)	(11,604)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	71,806	232,504	94,911	91,768

NET ASSETS:
Change in net assets	214,308	82,940	151,427	6,196
Beginning of period	572,102	489,162	195,785	189,589
End of period	$786,410	$572,102	$347,212	$195,785
Accumulated undistributed (distributions in excess of) net investment income	$(443)	$(8)	$(25)	$(29)

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective November 2, 2009 for Mid Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,523)	$(2,539)	$34,712	$79,248
Net realized gain (loss)	7,652	(159,090)	(89,305)	(639,753)
Change in net unrealized appreciation (depreciation)	290,603	(140,598)	1,092,555	(925,619)
Change in net assets resulting from operations	295,732	(302,227)	1,037,962	(1,486,124)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(34,001)
From net realized gains	—	(6,876)	—	(73,550)
Class B
From net investment income	—	—	—	(1,402)
From net realized gains	—	(1,071)	—	(4,622)
Class C
From net investment income	—	—	—	(4,278)
From net realized gains	—	(441)	—	(14,373)
Class R2 (a)
From net investment income	—	—	—	(7)
From net realized gains	—	—	—	(2)
Institutional Class
From net investment income	—	—	(1,669)	(43,630)
From net realized gains	—	—	—	(49,874)
Select Class
From net investment income	—	—	(279)	(19,010)
From net realized gains	—	(7,330)	—	(25,899)
Ultra (b)
From net realized gains	—	(68)	—	—
Total distributions to shareholders	—	(15,786)	(1,948)	(270,648)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(106,455)	500,829	(47,846)	109,125

NET ASSETS:
Change in net assets	189,277	182,816	988,168	(1,647,647)
Beginning of period	1,207,251	1,024,435	4,199,377	5,847,024
End of period	$1,396,528	$1,207,251	$5,187,545	$4,199,377
Accumulated undistributed (distributions in excess of) net investment income	$(2,930)	$(407)	$34,534	$1,770

(a)	Commencement of offering class of shares effective June 19, 2009 for Mid Cap Growth Fund and November 3, 2008 for Mid Cap Value Fund.

(b)	Ultra Shares of Mid Cap Growth Fund were liquidated on May 22, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(4,670)	$(4,828)	$3,348	$7,242
Net realized gain (loss)	24,065	7,535	(15,768)	(81,109)
Change in net unrealized appreciation (depreciation)	(29,709)	(12,728)	108,626	(18,303)
Change in net assets resulting from operations	(10,314)	(10,021)	96,206	(92,170)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1,905)	(2,024)
From net realized gains	—	—	—	(717)
Class C
From net investment income	—	—	(889)	(943)
From net realized gains	—	—	—	(700)
Institutional Class
From net investment income	—	—	(1,840)	(319)
From net realized gains	—	—	—	(84)
Select Class
From net investment income	—	—	(995)	(968)
From net realized gains	—	—	—	(282)
Total distributions to shareholders	—	—	(5,629)	(6,037)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(22,184)	(437,858)	25,097	26,571

NET ASSETS:
Change in net assets	(32,498)	(447,879)	115,674	(71,636)
Beginning of period	670,595	1,118,474	332,287	403,923
End of period	$638,097	$670,595	$447,961	$332,287
Accumulated undistributed (distributions in excess of) net investment income	$(4,706)	$(36)	$1,029	$3,310

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)		Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$29,542	$41,995	$70		$—
Dividends and distributions reinvested	—	—	—	(c)	—
Cost of shares redeemed	(12,577)	(20,695)	—		—
Change in net assets from Class A capital transactions	$16,965	$21,300	$70		$—
Class B
Proceeds from shares issued	$359	$1,247	$—		$—
Cost of shares redeemed	(569)	(985)	—		—
Change in net assets from Class B capital transactions	$(210)	$262	$—		$—
Class C (a)
Proceeds from shares issued	$2,900	$3,597	$50		$—
Dividends and distributions reinvested	—	—	—	(c)	—
Cost of shares redeemed	(1,282)	(4,724)	—		—
Change in net assets from Class C capital transactions	$1,618	$(1,127)	$50		$—
Class R5 (b)
Proceeds from shares issued	$8,199	$41,138	$—		$—
Cost of shares redeemed	(1,360)	—	—		—
Change in net assets from Class R5 capital transactions	$6,839	$41,138	$—		$—
Select Class
Proceeds from shares issued	$146,163	$354,513	$124,014		$195,594
Dividends and distributions reinvested	—	—	154		3,055
Cost of shares redeemed	(99,569)	(183,582)	(29,377)		(106,881)
Change in net assets from Select Class capital transactions	$46,594	$170,931	$94,791		$91,768

Total change in net assets from capital transactions	$71,806	$232,504	$94,911		$91,768

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)		Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A (a)
Issued	4,448	7,358	3		—
Reinvested	—	—	—	(c)	—
Redeemed	(1,904)	(3,807)	—		—
Change in Class A Shares	2,544	3,551	3		—
Class B
Issued	59	217	—		—
Redeemed	(91)	(183)	—		—
Change in Class B Shares	(32)	34	—		—
Class C (a)
Issued	476	660	2		—
Reinvested	—	—	—	(c)	—
Redeemed	(210)	(863)	—		—
Change in Class C Shares	266	(203)	2		—
Class R5 (b)
Issued	1,266	7,805	—		—
Redeemed	(187)	—	—		—
Change in Class R5 Shares	1,079	7,805	—		—
Select Class
Issued	22,511	59,900	5,705		9,225
Reinvested	—	—	7		177
Redeemed	(14,659)	(34,292)	(1,338)		(5,704)
Change in Select Class Shares	7,852	25,608	4,374		3,698

(a)	Commencement of offering of class of shares effective November 2, 2009 for Mid Cap Equity Fund.

(b)	Commencement of offering of class of shares effective January 8, 2009 for Growth Advantage Fund.

(c)	Amount rounds to less than one thousand (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$46,000	$53,625	$140,562	$346,853
Net assets acquired in Fund reorganization (See Note 9)	—	290,993	—	81,146
Dividends and distributions reinvested	—	6,078	—	99,082
Cost of shares redeemed	(82,813)	(86,616)	(278,762)	(799,095)
Change in net assets from Class A capital transactions	$(36,813)	$264,080	$(138,200)	$(272,014)
Class B
Proceeds from shares issued	$830	$1,492	$712	$3,688
Net assets acquired in Fund reorganization (See Note 9)	—	7,214	—	13,609
Dividends and distributions reinvested	—	1,014	—	5,159
Cost of shares redeemed	(7,218)	(27,519)	(17,371)	(29,732)
Change in net assets from Class B capital transactions	$(6,388)	$(17,799)	$(16,659)	$(7,276)
Class C
Proceeds from shares issued	$1,294	$1,163	$11,337	$29,818
Net assets acquired in Fund reorganization (See Note 9)	—	12,398	—	7,123
Dividends and distributions reinvested	—	347	—	13,808
Cost of shares redeemed	(4,714)	(6,920)	(44,342)	(122,766)
Change in net assets from Class C capital transactions	$(3,420)	$6,988	$(33,005)	$(72,017)
Class R2 (a)
Proceeds from shares issued	$—	$30	$616	$270
Net assets acquired in Fund reorganization (See Note 9)	—	53	—	—
Dividends and distributions reinvested	—	—	—	4
Cost of shares redeemed	(32)	—	(235)	(2)
Change in net assets from Class R2 capital transactions	$(32)	$83	$381	$272
Institutional Class
Proceeds from shares issued	$—	$—	$219,090	$592,979
Dividends and distributions reinvested	—	—	1,318	77,196
Cost of shares redeemed	—	—	(183,966)	(488,063)
Change in net assets from Institutional Class capital transactions	$—	$—	$36,442	$182,112
Select Class
Proceeds from shares issued	$60,095	$137,158	$255,792	$532,900
Net assets acquired in Fund reorganization (See Note 9)	—	339,484	—	57,919
Dividends and distributions reinvested	—	1,881	167	20,726
Cost of shares redeemed	(119,897)	(228,484)	(152,764)	(333,497)
Change in net assets from Select Class capital transactions	$(59,802)	$250,039	$103,195	$278,048
Ultra (b)
Proceeds from shares issued	$—	$69	$—	$—
Cost of shares redeemed	—	(2,631)	—	—
Change in net assets from Ultra capital transactions	$—	$(2,562)	$—	$—

Total change in net assets from capital transactions	$(106,455)	$500,829	$(47,846)	$109,125

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	3,057	3,776	8,047	21,642
Shares issued in connection with Fund reorganization (See Note 9)	—	21,346	—	5,361
Reinvested	—	522	—	6,737
Redeemed	(5,286)	(6,401)	(15,865)	(50,189)
Change in Class A Shares	(2,229)	19,243	(7,818)	(16,449)
Class B
Issued	69	137	43	234
Shares issued in connection with Fund reorganization (See Note 9)	—	667	—	920
Reinvested	—	110	—	360
Redeemed	(597)	(2,357)	(1,012)	(1,879)
Change in Class B Shares	(528)	(1,443)	(969)	(365)
Class C
Issued	91	93	661	1,964
Shares issued in connection with Fund reorganization (See Note 9)	—	1,004	—	480
Reinvested	—	33	—	961
Redeemed	(337)	(547)	(2,577)	(7,744)
Change in Class C Shares	(246)	583	(1,916)	(4,339)
Class R2 (a)
Issued	—	2	35	20
Shares issued in connection with Fund reorganization (See Note 9)	—	4	—	—
Reinvested	—	—	—	— (c)
Redeemed	(2)	—	(14)	— (c)
Change in Class R2 Shares	(2)	6	21	20
Institutional Class
Issued	—	—	12,198	37,425
Reinvested	—	—	69	5,165
Redeemed	—	—	(10,202)	(29,975)
Change in Institutional Class Shares	—	—	2,065	12,615
Select Class
Issued	3,728	9,845	14,507	33,997
Shares issued in connection with Fund reorganization (See Note 9)	—	23,389	—	3,801
Reinvested	—	152	9	1,397
Redeemed	(7,615)	(14,913)	(8,512)	(21,788)
Change in Select Class Shares	(3,887)	18,473	6,004	17,407
Ultra (b)
Issued	—	6	—	—
Redeemed	—	(187)	—	—
Change in Ultra Shares	—	(181)	—	—

(a)	Commencement of offering of class of shares effective June 19, 2009 for Mid Cap Growth Fund and November 3, 2008 for Mid Cap Value Fund.

(b)	Ultra Shares of Mid Cap Growth Fund were liquidated on May 22, 2009.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$33,284	$40,587	$31,501	$60,805
Dividends and distributions reinvested	—	—	1,731	2,351
Cost of shares redeemed	(17,059)	(49,700)	(24,199)	(61,146)
Change in net assets from Class A capital transactions	$16,225	$(9,113)	$9,033	$2,010
Class B
Proceeds from shares issued	$75	$848	$—	$—
Cost of shares redeemed	(2,383)	(4,281)	—	—
Change in net assets from Class B capital transactions	$(2,308)	$(3,433)	$—	$—
Class C
Proceeds from shares issued	$2,070	$5,635	$7,398	$14,753
Dividends and distributions reinvested	—	—	717	1,307
Cost of shares redeemed	(11,333)	(33,635)	(16,934)	(51,906)
Change in net assets from Class C capital transactions	$(9,263)	$(28,000)	$(8,819)	$(35,846)
Institutional Class
Proceeds from shares issued	$—	$—	$24,702	$59,553
Dividends and distributions reinvested	—	—	1,753	280
Cost of shares redeemed	—	—	(5,424)	(14,626)
Change in net assets from Institutional Class capital transactions	$—	$—	$21,031	$45,207
Select Class
Proceeds from shares issued	$90,692	$74,496	$9,865	$47,916
Dividends and distributions reinvested	—	—	411	533
Cost of shares redeemed	(117,530)	(471,808)	(6,424)	(33,249)
Change in net assets from Select Class capital transactions	$(26,838)	$(397,312)	$3,852	$15,200

Total change in net assets from capital transactions	$(22,184)	$(437,858)	$25,097	$26,571

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	3,295	4,007	2,187	5,134
Reinvested	—	—	114	216
Redeemed	(1,696)	(4,964)	(1,718)	(5,281)
Change in Class A Shares	1,599	(957)	583	69
Class B
Issued	7	86	—	—
Redeemed	(241)	(433)	—	—
Change in Class B Shares	(234)	(347)	—	—
Class C
Issued	210	571	510	1,212
Reinvested	—	—	47	120
Redeemed	(1,148)	(3,391)	(1,202)	(4,370)
Change in Class C Shares	(938)	(2,820)	(645)	(3,038)
Institutional Class
Issued	—	—	1,688	5,806
Reinvested	—	—	115	26
Redeemed	—	—	(368)	(1,146)
Change in Institutional Class Shares	—	—	1,435	4,686
Select Class
Issued	8,938	7,389	687	4,373
Reinvested	—	—	27	49
Redeemed	(11,520)	(46,864)	(447)	(3,181)
Change in Select Class Shares	(2,582)	(39,475)	267	1,241

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$5.88	$(0.01	) (f)	$1.33	$1.32
Year Ended June 30, 2009	8.14	(0.03	) (f)	(2.23)	(2.26)
Year Ended June 30, 2008	8.18	(0.05	) (f)	0.01	(0.04)
Year Ended June 30, 2007	6.63	(0.05	) (f)	1.60	1.55
January 1, 2006 through June 30, 2006 (h)	6.35	(0.01	) (f)	0.29	0.28
Year Ended December 31, 2005	5.74	(0.05	) (f)	0.66	0.61
Year Ended December 31, 2004	4.91	(0.03	) (f)	0.86	0.83

Class B
Six Months Ended December 31, 2009 (Unaudited)	5.51	(0.03	) (f)	1.25	1.22
Year Ended June 30, 2009	7.67	(0.06	) (f)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	) (f)	— (i)	(0.09)
Year Ended June 30, 2007	6.33	(0.10	) (f)	1.53	1.43
January 1, 2006 through June 30, 2006 (h)	6.08	(0.03	) (f)	0.28	0.25
Year Ended December 31, 2005	5.54	(0.09	) (f)	0.63	0.54
Year Ended December 31, 2004	4.77	(0.07	) (f)	0.84	0.77

Class C
Six Months Ended December 31, 2009 (Unaudited)	5.52	(0.03	) (f)	1.25	1.22
Year Ended June 30, 2009	7.68	(0.06	) (f)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	) (f)	0.01	(0.08)
Year Ended June 30, 2007	6.34	(0.11	) (f)	1.53	1.42
May 1, 2006 (e) through June 30, 2006 (h)	6.80	(0.04	) (f)	(0.42)	(0.46)

Class R5
Six Months Ended December 31, 2009 (Unaudited)	5.93	—	(f) (i)	1.35	1.35
January 8, 2009 (e) through June 30, 2009	5.37	—	(f) (i)	0.56	0.56

Select Class
Six Months Ended December 31, 2009 (Unaudited)	5.93	—	(f) (i)	1.34	1.34
Year Ended June 30, 2009	8.18	(0.01	) (f)	(2.24)	(2.25)
Year Ended June 30, 2008	8.20	(0.03	) (f)	0.01	(0.02)
Year Ended June 30, 2007	6.64	(0.04	) (f)	1.60	1.56
May 1, 2006 (e) through June 30, 2006 (h)	7.11	(0.01	) (f)	(0.46)	(0.47)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense of 0.01%.

(h)	The Fund changed its fiscal year end from December 31 to June 30.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$7.20	22.45%	$106,322	1.31%		(0.34)%	1.32%	55%
5.88	(27.76)	71,841	1.35		(0.48)	1.42	119
8.14	(0.49)	70,546	1.34		(0.58)	1.47	118
8.18	23.38	49,782	1.36	(g)	(0.71)	1.66	159
6.63	4.41	71,538	1.35		(0.37)	1.90	81
6.35	10.63	54,737	1.35		(0.81)	1.75	140
5.74	16.90	54,000	1.35		(0.61)	1.79	118

6.73	22.14	3,822	1.81		(0.84)	1.82	55
5.51	(28.16)	3,304	1.87		(1.02)	1.92	119
7.67	(1.16)	4,340	1.91		(1.16)	1.94	118
7.76	22.59	1,501	2.06	(g)	(1.43)	2.17	159
6.33	4.11	1,230	2.05		(1.02)	2.40	81
6.08	9.75	1,359	2.05		(1.51)	2.24	140
5.54	16.14	3,000	2.05		(1.31)	2.29	118

6.74	22.10	13,154	1.81		(0.84)	1.82	55
5.52	(28.13)	9,300	1.87		(1.02)	1.91	119
7.68	(1.03)	14,499	1.88		(1.16)	1.89	118
7.76	22.40	251	2.07	(g)	(1.49)	2.18	159
6.34	(6.76)	14	2.05		(1.32)	2.37	81

7.28	22.77	64,718	0.86		0.10	0.87	55
5.93	10.43	46,312	0.90		(0.08)	1.06	119

7.27	22.60	598,394	1.06		(0.09)	1.07	55
5.93	(27.51)	441,345	1.10		(0.24)	1.17	119
8.18	(0.24)	399,777	1.09		(0.41)	1.12	118
8.20	23.49	10,985	1.11	(g)	(0.50)	1.45	159
6.64	(6.61)	14	1.10		(0.37)	1.61	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
November 2, 2009 (e) through December 31, 2009 (Unaudited)	$21.55	$0.03	(f)	$2.06	$2.09	$(0.02)	$—	$(0.02)

Class C
November 2, 2009 (e) through December 31, 2009 (Unaudited)	21.55	0.01	(f)	2.07	2.08	— (g)	—	— (g)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	18.97	0.07	(f)	4.65	4.72	(0.07)	—	(0.07)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)
January 1, 2006 through June 30, 2006 (h)	32.87	0.14	(f)	1.64	1.78	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.30	0.10	(f)	3.09	3.19	(0.09)	(3.53)	(3.62)
Year Ended December 31, 2004	31.18	0.14		5.85	5.99	(0.14)	(3.73)	(3.87)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$23.62	9.72%	$74	1.25%	0.77%	1.42%	23%

23.63	9.66	55	1.73	0.27	1.90	23

23.62	24.88	347,083	0.89	0.67	1.16	23
18.97	(28.02)	195,785	0.90	0.94	1.20	107
28.63	(8.19)	189,589	0.91	0.32	1.12	79
37.93	18.97	284,546	0.90	0.35	1.09	82
34.51	5.42	298,104	0.90	0.85	1.08	41
32.87	9.61	268,582	0.90	0.29	1.08	99
33.30	19.36	227,000	0.90	0.32	1.14	102

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain
Mid Cap Growth Fund (e)
Class A
Six Months Ended December 31, 2009 (Unaudited)	$13.68	$(0.04	)(f)	$3.54		$3.50	$—
Year Ended June 30, 2009	20.46	(0.07	)(f)	(6.33	)(g)	(6.40)	(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(f)	(0.45)		(0.62)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(f)	4.41		4.23	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97		2.87	(2.01)
Year Ended June 30, 2005	21.84	(0.20)		2.35		2.15	—

Class B
Six Months Ended December 31, 2009 (Unaudited)	10.85	(0.06	)(f)	2.79		2.73	—
Year Ended June 30, 2009	16.45	(0.13	)(f)	(5.09	)(g)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(f)	(0.36)		(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(f)	3.76		3.48	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09		2.39	(2.01)
Year Ended June 30, 2005	19.44	(0.67)		2.44		1.77	—

Class C
Six Months Ended December 31, 2009 (Unaudited)	12.39	(0.07	)(f)	3.19		3.12	—
Year Ended June 30, 2009	18.70	(0.15	)(f)	(5.78	)(g)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(f)	(0.41)		(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(f)	4.14		3.83	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03		2.60	(2.01)
Year Ended June 30, 2005	21.07	(0.77)		2.68		1.91	—

Class R2
Six Months Ended December 31, 2009 (Unaudited)	14.56	(0.06	)(f)	3.78		3.72	—
June 19, 2009 (i) through June 30, 2009	14.56	—	(f)(j)	—	(j)	— (j)	—

Select Class
Six Months Ended December 31, 2009 (Unaudited)	14.57	(0.02	)(f)	3.77		3.75	—
Year Ended June 30, 2009	21.68	(0.03	)(f)	(6.70	)(g)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(f)	(0.49)		(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(f)	4.60		4.48	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94		3.04	(2.01)
Year Ended June 30, 2005	22.50	(0.01)		2.29		2.28	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Prior to June 27, 2009, the Fund was named Diversified Mid Cap Growth Fund.

(f)	Calculated based upon average shares outstanding.

(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(i)	Commencement of offering of class of shares.

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$17.18	25.58%		$614,950	1.24%	(0.52)%	1.44%	39%
13.68	(30.97	) (g)	520,201	1.24	(0.48)	1.56	96
20.46	(3.22	) (h)	384,225	1.24	(0.75)	1.39	95
24.89	18.65		480,084	1.24	(0.73)	1.36	119
24.85	12.20		451,565	1.24	(0.42)	1.41	112
23.99	9.84		436,185	1.24	(0.76)	1.37	119

13.58	25.16		30,346	1.77	(1.05)	1.94	39
10.85	(31.35	) (g)	29,963	1.88	(1.14)	2.03	96
16.45	(3.90	) (h)	69,186	1.88	(1.38)	1.89	95
20.88	17.93		123,779	1.86	(1.35)	1.86	119
21.59	11.51		155,268	1.89	(1.07)	1.91	112
21.21	9.10		195,917	1.96	(1.48)	1.98	119

15.51	25.18		28,277	1.77	(1.05)	1.94	39
12.39	(31.38	) (g)	25,624	1.88	(1.13)	2.04	96
18.70	(3.85	) (h)	27,785	1.88	(1.38)	1.89	95
23.21	17.90		38,805	1.86	(1.35)	1.86	119
23.57	11.53		42,448	1.89	(1.07)	1.91	112
22.98	9.06		46,607	1.96	(1.48)	1.98	119

18.28	25.55		66	1.40	(0.68)	1.69	39
14.56	0.00		83	1.22	(0.31)	1.94	96

18.32	25.74		722,889	0.93	(0.21)	1.19	39
14.57	(30.74	) (g)	631,380	0.98	(0.23)	1.30	96
21.68	(3.02	) (h)	539,292	0.99	(0.49)	1.13	95
26.10	18.95		740,208	0.99	(0.48)	1.11	119
25.81	12.51		769,574	0.99	(0.19)	1.16	112
24.78	10.13		1,040,265	0.99	(0.50)	1.05	119

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$15.24	$0.11	(e)	$3.64	$3.75	$—	$—	$—
Year Ended June 30, 2009	21.91	0.28	(e)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)
January 1, 2006 through June 30, 2006 (f)	23.28	0.14		1.31	1.45	—	—	—
Year Ended December 31, 2005	22.05	0.12	(e)	1.84	1.96	(0.12)	(0.61)	(0.73)
Year Ended December 31, 2004	18.62	0.07	(e)	3.71	3.78	(0.04)	(0.31)	(0.35)
Class B
Six Months Ended December 31, 2009 (Unaudited)	14.89	0.06	(e)	3.56	3.62	—	—	—
Year Ended June 30, 2009	21.39	0.20	(e)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (f)	22.86	0.08		1.27	1.35	—	—	—
Year Ended December 31, 2005	21.66	—	(e)(g)	1.81	1.81	—	(0.61)	(0.61)
Year Ended December 31, 2004	18.37	(0.06	)(e)	3.66	3.60	—	(0.31)	(0.31)
Class C
Six Months Ended December 31, 2009 (Unaudited)	14.94	0.06	(e)	3.56	3.62	—	—	—
Year Ended June 30, 2009	21.45	0.20	(e)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (f)	22.90	0.08		1.28	1.36	—	—	—
Year Ended December 31, 2005	21.70	—	(e)(g)	1.81	1.81	— (g)	(0.61)	(0.61)
Year Ended December 31, 2004	18.41	(0.06	)(e)	3.66	3.60	—	(0.31)	(0.31)
Class R2
Six Months Ended December 31, 2009 (Unaudited)	15.06	0.10	(e)	3.57	3.67	—	—	—
November 3, 2008 (h) through June 30, 2009	16.34	0.20	(e)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)
Institutional Class
Six Months Ended December 31, 2009 (Unaudited)	15.43	0.16	(e)	3.69	3.85	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(e)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)
January 1, 2006 through June 30, 2006 (f)	23.58	0.20		1.32	1.52	—	—	—
Year Ended December 31, 2005	22.30	0.24	(e)	1.86	2.10	(0.21)	(0.61)	(0.82)
Year Ended December 31, 2004	18.77	0.17	(e)	3.77	3.94	(0.10)	(0.31)	(0.41)
Select Class
Six Months Ended December 31, 2009 (Unaudited)	15.34	0.14	(e)	3.65	3.79	— (g)	—	— (g)
Year Ended June 30, 2009	22.14	0.34	(e)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)
January 1, 2006 through June 30, 2006 (f)	23.44	0.17		1.32	1.49	—	—	—
Year Ended December 31, 2005	22.18	0.18	(e)	1.85	2.03	(0.16)	(0.61)	(0.77)
Year Ended December 31, 2004	18.70	0.12	(e)	3.74	3.86	(0.07)	(0.31)	(0.38)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Amount rounds to less than $0.01.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$18.99	24.61%	$1,845,089	1.23%	1.25%	1.40%	15%
15.24	(25.49)	1,600,044	1.25	1.71	1.42	47
21.91	(13.70)	2,661,377	1.25	0.66	1.42	31
27.71	18.21	3,822,632	1.25	0.71	1.35	45
24.73	6.23	3,001,515	1.25	1.15	1.39	20
23.28	8.87	2,822,767	1.25	0.54	1.39	45
22.05	20.32	1,333,000	1.25	0.34	1.60	41

18.51	24.31	116,411	1.74	0.73	1.90	15
14.89	(25.89)	108,114	1.75	1.21	1.92	47
21.39	(14.14)	163,091	1.75	0.15	1.92	31
27.11	17.65	237,745	1.75	0.20	1.85	45
24.21	5.91	229,998	1.75	0.64	1.89	20
22.86	8.36	233,396	1.77	(0.01)	1.89	45
21.66	19.60	173,000	1.90	(0.32)	2.10	41

18.56	24.23	337,190	1.74	0.73	1.90	15
14.94	(25.88)	299,956	1.75	1.20	1.92	47
21.45	(14.11)	523,722	1.75	0.14	1.92	31
27.17	17.64	818,261	1.75	0.20	1.85	45
24.26	5.94	790,689	1.75	0.64	1.89	20
22.90	8.34	822,366	1.76	0.01	1.89	45
21.70	19.56	483,000	1.90	(0.31)	2.10	41

18.73	24.37	771	1.49	1.09	1.65	15
15.06	(0.24)	294	1.50	2.12	1.69	47

19.26	24.94	1,816,719	0.74	1.74	1.00	15
15.43	(25.15)	1,424,004	0.75	2.26	1.02	47
22.31	(13.25)	1,777,057	0.75	1.16	1.02	31
28.17	18.82	2,566,230	0.75	1.21	0.95	45
25.10	6.45	2,009,351	0.75	1.65	0.99	20
23.58	9.42	1,915,393	0.75	1.02	0.98	45
22.30	20.99	1,215,000	0.75	0.83	1.05	41

19.13	24.74	1,071,365	0.98	1.52	1.15	15
15.34	(25.31)	766,965	1.00	2.05	1.18	47
22.14	(13.46)	721,777	1.00	0.90	1.16	31
27.96	18.49	1,183,839	1.00	0.95	1.10	45
24.93	6.36	1,255,960	1.00	1.40	1.14	20
23.44	9.16	1,222,881	1.00	0.80	1.13	45
22.18	20.67	485,000	1.00	0.60	1.20	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions	Redemption fees
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$10.21	$(0.08	)(f)	$(0.09)	$(0.17)	$—	$—	$—	$—	$—
Year Ended June 30, 2009	10.23	(0.08	)(f)	0.06	(0.02)	—	—	—	—	—
Year Ended June 30, 2008	11.24	0.28	(f)	(0.74)	(0.46)	(0.54)	—	(0.01)	(0.55)	—
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26		0.28	0.54	(0.17)	(0.32)	—	(0.49)	—	(g)
Year Ended June 30, 2005	10.61	0.04		0.40	0.44	—	(0.12)	—	(0.12)	—

Class B
Six Months Ended December 31, 2009 (Unaudited)	10.01	(0.11	)(f)	(0.10)	(0.21)	—	—	—	—	—
Year Ended June 30, 2009	10.10	(0.15	)(f)	0.06	(0.09)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.17	(f)	(0.70)	(0.53)	(0.43)	—	(0.01)	(0.44)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17		0.28	0.45	(0.09)	(0.32)	—	(0.41)	—	(g)
Year Ended June 30, 2005	10.53	(0.02)		0.37	0.35	—	(0.12)	—	(0.12)	—

Class C
Six Months Ended December 31, 2009 (Unaudited)	10.02	(0.11	)(f)	(0.10)	(0.21)	—	—	—	—	—
Year Ended June 30, 2009	10.12	(0.15	)(f)	0.05	(0.10)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.19	(f)	(0.71)	(0.52)	(0.42)	—	(0.01)	(0.43)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17		0.27	0.44	(0.09)	(0.32)	—	(0.41)	—	(g)
Year Ended June 30, 2005	10.53	(0.01)		0.37	0.36	—	(0.12)	—	(0.12)	—

Select Class
Six Months Ended December 31, 2009 (Unaudited)	10.27	(0.07	)(f)	(0.09)	(0.16)	—	—	—	—	—
Year Ended June 30, 2009	10.27	(0.05	)(f)	0.05	— (g)	—	—	—	—	—
Year Ended June 30, 2008	11.31	0.30	(f)	(0.73)	(0.43)	(0.60)	—	(0.01)	(0.61)	—
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24		0.32	0.56	(0.19)	(0.32)	—	(0.51)	—	(g)
Year Ended June 30, 2005	10.64	0.07		0.40	0.47	—	(0.12)	—	(0.12)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencing on June 30, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
		Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including interest and dividend expense for securities sold short) (d)	Net expenses (excluding interest and dividend expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (b)(e)

$10.04	(1.67)%	$82,782	3.02%	1.49%	(1.57)%	3.47%	1.94%	64%	157%
10.21	(0.20)	67,884	2.84	1.50	(0.79)	3.29	1.95	175	350
10.23	(4.00)	77,838	2.52	1.51	2.62	2.94	1.93	116	—
11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96	—
10.98	5.14	190,855	2.60	1.50	2.38	3.02	1.92	121	—
10.93	4.23	197,816	2.39	1.50	0.58	2.75	1.86	198	—

9.80	(2.10)	10,213	3.75	2.24	(2.30)	3.95	2.44	64	157
10.01	(0.89)	12,766	3.59	2.25	(1.55)	3.79	2.45	175	350
10.10	(4.77)	16,402	3.28	2.26	1.66	3.45	2.43	116	—
11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96	—
10.80	4.33	28,129	3.35	2.25	1.63	3.52	2.42	121	—
10.76	3.40	32,280	3.17	2.28	(0.28)	3.36	2.47	198	—

9.81	(2.10)	50,988	3.75	2.24	(2.30)	3.95	2.44	64	157
10.02	(0.99)	61,467	3.59	2.25	(1.54)	3.79	2.45	175	350
10.12	(4.71)	90,603	3.28	2.26	1.79	3.45	2.43	116	—
11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96	—
10.80	4.25	200,403	3.35	2.25	1.61	3.52	2.42	121	—
10.77	3.50	243,243	3.15	2.26	(0.24)	3.35	2.46	198	—

10.11	(1.56)	494,114	2.76	1.24	(1.31)	3.21	1.69	64	157
10.27	0.00	528,478	2.59	1.25	(0.45)	3.04	1.70	175	350
10.27	(3.73)	933,631	2.27	1.25	2.79	2.69	1.67	116	—
11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96	—
11.04	5.36	1,457,434	2.35	1.25	2.71	2.77	1.67	121	—
10.99	4.50	991,169	2.14	1.25	0.78	2.44	1.55	198	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$12.01	$0.12	(e)	$3.34	$3.46	$(0.19)	$—	$(0.19)
Year Ended June 30, 2009	16.38	0.30	(e)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)
Year Ended June 30, 2007	17.17	0.26	(e)	3.42	3.68	(0.12)	(0.28)	(0.40)
January 1, 2006 through June 30, 2006 (f)	15.88	0.10	(e)	1.19	1.29	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.13	(e)	0.99	1.12	(0.06)	(0.18)	(0.24)

Class C
Six Months Ended December 31, 2009 (Unaudited)	11.97	0.08	(e)	3.34	3.42	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(e)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)
Year Ended June 30, 2007	17.10	0.17	(e)	3.38	3.55	(0.06)	(0.28)	(0.34)
January 1, 2006 through June 30, 2006 (f)	15.85	0.05	(e)	1.20	1.25	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.06	(e)	1.00	1.06	(0.03)	(0.18)	(0.21)

Institutional Class
Six Months Ended December 31, 2009 (Unaudited)	12.01	0.15	(e)	3.36	3.51	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(e)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(e)	3.38	3.77	(0.18)	(0.28)	(0.46)
January 1, 2006 through June 30, 2006 (f)	15.83	0.25	(e)	1.08	1.33	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.11	(e)	0.99	1.10	(0.09)	(0.18)	(0.27)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	12.04	0.14	(e)	3.35	3.49	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(e)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)
Year Ended June 30, 2007	17.22	0.31	(e)	3.43	3.74	(0.16)	(0.28)	(0.44)
January 1, 2006 through June 30, 2006 (f)	15.91	0.12	(e)	1.19	1.31	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.15	(e)	1.01	1.16	(0.07)	(0.18)	(0.25)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$15.28	28.85%	$152,359	1.24%	1.65%	1.42%	24%
12.01	(24.82)	112,739	1.25	2.45	1.50	70
16.38	(14.42)	152,696	1.25	1.87	1.43	103
20.45	21.58	201,151	1.25	1.36	1.41	77
17.17	8.12	77,691	1.25	1.16	1.67	55
15.88	7.46	45,163	1.25	1.02	1.82	90

15.27	28.56	114,792	1.74	1.12	1.92	24
11.97	(25.19)	97,723	1.75	1.86	1.99	70
16.25	(14.86)	182,093	1.75	1.36	1.93	103
20.31	20.93	247,794	1.75	0.87	1.91	77
17.10	7.89	83,777	1.75	0.64	2.17	55
15.85	7.03	55,875	1.75	0.47	2.39	90

15.26	29.19	111,889	0.74	2.14	1.02	24
12.01	(24.41)	70,825	0.75	3.11	1.15	70
16.40	(13.97)	19,872	0.75	2.37	1.03	103
20.47	22.16	24,710	0.75	1.97	1.00	77
17.16	8.40	773	0.75	3.03	1.25	55
15.83	7.32	20	0.75	0.87	3.01	90

15.30	28.96	68,921	0.99	1.90	1.17	24
12.04	(24.62)	51,000	1.00	2.75	1.25	70
16.44	(14.19)	49,262	1.00	2.18	1.18	103
20.52	21.89	36,884	1.00	1.62	1.16	77
17.22	8.23	5,275	1.00	1.42	1.42	55
15.91	7.71	3,107	1.00	1.14	1.87	90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   77

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

Class A and Class C Shares commenced operations on November 2, 2009 for the Mid Cap Equity Fund.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market

78   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedule of Portfolio Investments (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$1,004,005	$—	$—	$1,004,005

Mid Cap Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$418,119	$—	$—	$418,119

Mid Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$1,422,930	$7,929	$—	$1,430,859

Mid Cap Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$5,322,969	$2,972	$—	$5,325,941

Multi-Cap Market Neutral Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$626,518	$—	$—	$626,518
Liabilities in Securities Sold Short ###	$(595,071)	$(94)	$—	$(595,165)

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ####	$444,398	$1,024	$—	$445,422

#	All portfolio holdings designated as Level 1 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Please refer to the SOI for industry specifics of the portfolio holdings.

##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of corporate notes that are held as investments of cash collateral for securities on loan. Please refer to the SOI for industry specifics of the portfolio holdings.

###	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of rights. Please refer to the SOI for industry specifics of the portfolio holdings.

####	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a preferred stock. Please refer to the SOI for industry specifics of the portfolio holdings.

B. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own, in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities sold from a broker. To close out a short position, the Fund must purchase the same securities at the current market price and deliver them to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Portfolio Investments. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security) and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee amount is included as interest income or interest expense on securities sold short, respectively, in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of December 31, 2009, the Fund had outstanding short sales as listed on its Schedules of Portfolio Investments.

C. Securities Lending — Each Fund (except Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by its advisor in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Growth Advantage Fund and Mid Cap Equity Fund. JPMorgan Chase Bank, N.A. (“JPMCB”) serves as lending agent for Mid Cap Growth Fund and Mid Cap Value Fund. Securities loaned are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as dividend or interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2009, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Growth Advantage Fund	$170
Mid Cap Equity Fund	57
Mid Cap Growth Fund	23
Mid Cap Value Fund	196

80   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest, and 105% of the value of loaned non-U.S. securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedules of Portfolio Investments. At December 31, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Unrealized Gain (Loss) on Cash Collateral Investments	Total Value of Collateral Investments
Growth Advantage Fund	$214,463	$221,599	$—	$221,599
Mid Cap Equity Fund	70,474	72,813	—	72,813
Mid Cap Growth Fund	25,646	26,521	(71)	26,450
Mid Cap Value Fund	120,152	123,749	(28)	123,721

The Funds bear the risk of loss associated with the investment of the cash collateral and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisors do not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower failure to return a loaned security.

The Funds invest cash collateral amounts received from borrowers in the JPMorgan Prime Money Market Fund — Capital Shares. The Advisors of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Growth Advantage Fund	$62
Mid Cap Equity Fund	22
Mid Cap Growth Fund	6
Mid Cap Value Fund	49

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the six months ended December 31, 2009 (amounts in thousands):

Lending Agent Fees Incurred
Mid Cap Growth Fund	$6
Mid Cap Value Fund	21

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Mid Cap Equity, Mid Cap Growth and Multi-Cap Market Neutral Funds, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, together with JPMIM each an “Advisor” and collectively the “Advisors”) acts as the investment advisor to the Mid Cap Growth Fund and Multi-Cap Market Neutral Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

Effective January 1, 2010, the investment advisory business of JPMIA was transferred to JPMIM and JPMIM became the investment advisor for the Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, assuming all rights and responsibilities of JPMIA with respect to the Mid Cap Growth Fund and Multi-Cap Market Neutral Fund. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Mid Cap Growth Fund and Multi-Cap Market Neutral Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2009, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

82   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50%
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Growth Advantage Fund	$22		$4
Mid Cap Equity Fund	—	(a)	—
Mid Cap Growth Fund	8		16
Mid Cap Value Fund	23		52
Multi-Cap Market Neutral Fund	2		11
Value Advantage Fund	11		3

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	1.35%	2.05%	2.05%	n/a	0.90%	n/a	1.10%
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	1.00
Mid Cap Growth Fund	1.24	1.77	1.77	1.40%	n/a	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	n/a	n/a	1.50
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	0.75	1.00

The contractual expense limitation agreements were in effect for the six months ended December 31, 2009. The contractual expense limitation percentages in the table above are in place until at least October 31, 2010.

For the six months ended December 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Mid Cap Equity Fund	$—	$—	$222	$222
Mid Cap Growth Fund	27	233	1,258	1,518
Mid Cap Value Fund	2,572	1,156	977	4,705
Multi-Cap Market Neutral Fund	74	25	589	688
Value Advantage Fund	194	147	47	388

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Mid Cap Equity Fund	$—	$20	$117	$137
Multi-Cap Market Neutral Fund	363	159	135	657

Additionally, the Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent waive an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the six months ended December 31, 2009 were as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$9
Mid Cap Equity Fund	7
Mid Cap Growth Fund	10
Mid Cap Value Fund	110
Multi-Cap Market Neutral Fund	27
Value Advantage Fund	10

G. Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

84   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

During the six months ended December 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2009, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$463,829	$376,684	$—	$—
Mid Cap Equity Fund	147,386	59,532	—	—
Mid Cap Growth Fund	507,024	612,108	—	—
Mid Cap Value Fund	687,772	690,925	—	—
Multi-Cap Market Neutral Fund	380,435	511,468	419,611	551,628
Value Advantage Fund	108,255	92,509	—	—

During the six months ended December 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$850,930	$156,801	$3,726	$153,075
Mid Cap Equity Fund	357,020	64,413	3,314	61,099
Mid Cap Growth Fund	1,118,802	338,468	26,411	312,057
Mid Cap Value Fund	4,914,278	798,853	387,190	411,663
Multi-Cap Market Neutral Fund	501,110	131,152	5,744	125,408
Value Advantage Fund	391,378	69,075	15,031	54,044

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisors have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund.

In addition, the JPMorgan SmartRetirement Funds and J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Multi-Cap Market Neutral Fund	55.8%	N/A
Value Advantage Fund	N/A	14.4%

Significant shareholder transactions, if any, may impact the Fund’s performance.

As of December 31, 2009, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

86   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

9. Business Combinations

On February 18, 2009, the Boards of Trustees of JPM I and JPM II approved management’s proposal to merge JPMorgan Capital Growth Fund (the “Capital Growth Fund” or “JPM I Target Fund”) into Mid Cap Growth Fund (the “JPM II Acquiring Fund”) and the Boards of Trustees of JPM II and JPMFMFG approved management’s proposal to merge JPMorgan Diversified Mid Cap Value Fund (“Diversified Mid Cap Value Fund” or “JPM II Target Fund”) into Mid Cap Value Fund (“JPMFMFG Acquiring Fund). The Agreement and Plan of Reorganization with respect to the Capital Growth Fund was approved by Capital Growth Fund’s shareholders at a special meeting of shareholders held on June 15, 2009. The Agreement and Plan of Reorganization with respect to the Diversified Mid Cap Value Fund was approved by Diversified Mid Cap Value Fund’s shareholders at a special meeting of shareholders held on June 22, 2009.

The reorganizations were effective after the close of business on June 26, 2009. Each Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. Each merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreements and Plans of Reorganization, Class A, Class B, Class C, Select Class and Class R2 shareholders of Capital Growth Fund received a number of shares of the corresponding class in the Mid Cap Growth Fund with a value equal to their holdings in the Capital Growth Fund as of the close of business on the date of the reorganization. Class A, Class B, Class C and Select Class shareholders of Diversified Mid Cap Value Fund received a number of shares of the Class A, Class B, Class C and Select Class, respectively, in the Mid Cap Value Fund with a value equal to their holdings in the Diversified Mid Cap Value Fund as of the close of business on the date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganizations (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Capital Growth Fund				$15,500
Class A	10,926	$290,993	$26.6330
Class B	307	7,214	23.4989
Class C	538	12,398	23.0386
Select Class	11,808	339,484	28.7501
Class R2	2	53	26.6112
Acquiring Fund
Mid Cap Growth Fund				$1,104
Class A	16,679	$227,388	$13.6328
Class B	2,096	22,654	10.8089
Class C	1,064	13,135	12.3447
Select Class	19,916	289,090	14.5151
Class R2	2	30	14.5122
Post Reorganization
Mid Cap Growth Fund				$16,604
Class A	38,025	$518,381	$13.6328
Class B	2,763	29,868	10.8089
Class C	2,068	25,533	12.3447
Select Class	43,305	628,574	14.5151
Class R2	6	83	14.5122

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Diversified Mid Cap Value Fund				$(24,252)
Class A	14,037	$81,146	$5.7808
Class B	2,603	13,609	5.2288
Class C	1,363	7,123	5.2240
Select Class	10,088	57,919	5.7415
Acquiring Fund
Mid Cap Value Fund				$(589,616)
Class A	99,682	$1,508,856	$15.1367
Class B	6,351	93,975	14.7964
Class C	19,630	291,256	14.8376
Select Class	46,134	702,849	15.2351
Institutional Class	92,900	1,424,196	15.3304
Class R2	20	292	14.9562
Post Reorganization
Mid Cap Value Fund				$(713,868)
Class A	105,043	$1,590,002	$15.1367
Class B	7,271	107,584	14.7964
Class C	20,110	298,379	14.8376
Select Class	49,935	760,768	15.2351
Institutional Class	92,900	1,424,196	15.3304
Class R2	20	292	14.9562

Expenses related to the reorganizations were incurred by the Target funds. The Advisors, Administrator and Distributor voluntarily waived their fees and/or reimbursed expenses in an amount equal to the reorganization expenses, except for brokerage fees and expenses related to the disposition and acquisition of assets in connection with the reorganizations.

10. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through February 19, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

88   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2009, and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,224.50	$7.35	1.31%
Hypothetical*	1,000.00	1,018.60	6.67	1.31
Class B
Actual*	1,000.00	1,221.40	10.13	1.81
Hypothetical*	1,000.00	1,016.08	9.20	1.81
Class C
Actual*	1,000.00	1,221.00	10.13	1.81
Hypothetical*	1,000.00	1,016.08	9.20	1.81
Class R5
Actual*	1,000.00	1,227.70	4.83	0.86
Hypothetical*	1,000.00	1,020.87	4.38	0.86
Select Class
Actual*	1,000.00	1,226.00	5.95	1.06
Hypothetical*	1,000.00	1,019.86	5.40	1.06

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   89

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009	Annualized Expense Ratio
Mid Cap Equity Fund
Class A
Actual**	$1,000.00	$1,097.20	$2.15	1.25%
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual**	1,000.00	1,096.60	2.98	1.73
Hypothetical*	1,000.00	1,016.48	8.79	1.73
Select Class
Actual*	1,000.00	1,248.80	5.04	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89

Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,255.80	7.05	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class B
Actual*	1,000.00	1,251.60	10.05	1.77
Hypothetical*	1,000.00	1,016.28	9.00	1.77
Class C
Actual*	1,000.00	1,251.80	10.05	1.77
Hypothetical*	1,000.00	1,016.28	9.00	1.77
Class R2
Actual*	1,000.00	1,255.50	7.96	1.40
Hypothetical*	1,000.00	1,018.15	7.12	1.40
Select Class
Actual*	1,000.00	1,257.40	5.29	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93

Mid Cap Value Fund
Class A
Actual*	1,000.00	1,246.10	6.96	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class B
Actual*	1,000.00	1,243.10	9.84	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class C
Actual*	1,000.00	1,242.30	9.83	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class R2
Actual*	1,000.00	1,243.70	8.43	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Institutional Class
Actual*	1,000.00	1,249.40	4.20	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,247.40	5.55	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98

90   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009	Annualized Expense Ratio
Multi-Cap Market Neutral Fund
Class A
Actual*	$1,000.00	$983.30	$15.10	3.02%
Hypothetical*	1,000.00	1,009.98	15.30	3.02
Class B
Actual*	1,000.00	979.00	18.71	3.75
Hypothetical*	1,000.00	1,006.30	18.96	3.75
Class C
Actual*	1,000.00	979.00	18.71	3.75
Hypothetical*	1,000.00	1,006.30	18.96	3.75
Select Class
Actual*	1,000.00	984.40	13.80	2.76
Hypothetical*	1,000.00	1,011.29	13.99	2.76

Value Advantage Fund
Class A
Actual*	1,000.00	1,288.50	7.15	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,285.60	10.02	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Institutional Class
Actual*	1,000.00	1,291.90	4.27	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,289.60	5.71	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 59/365 to reflect the one-half year period). The Class commenced operations on November 2, 2009.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the applicable Advisor, as provided in each Advisory Agreement, was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The

92   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting, securities lending and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the Senior Officer’s report in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance was in the third, first and first quintiles for Class A shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the performance for the Select Class shares was in the third quintile for the one-year period ended December 31, 2008. The Trustees also noted that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s performance was in the third, second and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s performance was in the third quintile for each period for Class A shares and in the third, second and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Value Fund’s performance was in the second, first and first quintiles for Class A shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the performance for Select Class shares was in the first quintile for each of the one-, three-, and five-year periods ended December 31, 2008. The Trustees further noted that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance was in the first, third and second quintiles for Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance, however, the Trustees requested that the Fund’s Advisor provide additional Fund performance information which will be reviewed with the members of the Money Market and Alternative Products Subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Value Advantage Fund’s performance was in second and first quintiles for Class A shares and Select Class shares for the one- and three-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A and Select Class shares was in the fourth quintile and that the actual total expenses for the Class A and Select Class shares were in the third quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee and actual total expenses for the Select Class shares were in the third and second quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution

94   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for Class A and Select Class shares was in the third quintile and that the actual total expenses for Class A and Select Class shares were in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for Class A and Select Class shares was in the third quintile and that the actual total expenses for Class A and Select Class shares were in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   95

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. December 2009.	SAN-MC-1209

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of          Regulation S-X.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CRS is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Fleming Mutual Fund Group, Inc.

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

March 5, 2010

By:

/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

March 5, 2010